299246678 v1 [***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the Registrant treats as private or confidential. LICENSE AND OPTION AGREEMENT BY AND AMONG AUTOLUS LIMITED AUTOLUS HOLDINGS (UK) LIMITED AND BIONTECH SE Exhibit 10.12

TABLE OF CONTENTS

			Page
1.	DEFINITIONS		1
2.	SCOPE AND GOVERNANCE		19
	2.1	**Collaboration Overview**	19
	2.2	**Joint Steering Committee**	19
	2.3	**Alliance Managers**	21
	2.4	**Subcommittees**	21
3.	COLLABORATION AGREEMENTS		21
	3.1	**Manufacturing and Commercial Services Agreement**	21
	3.2	**Research and Development Collaboration Agreement**	22
4.	PRODUCT OPTIONS		22
	4.1	**Product Options**	22
	4.2	**Provision of Data**	22
	4.3	**Development Plan**	23
	4.4	**Negotiation of Product Agreement**	23
	4.5	**Option Exercise.**	24
	4.6	**Failure to Exercise Option or Rejection of Baseball Arbitration**	24
	4.7	**Rights of BioNTech if Autolus does not wish to Develop.**	25
	4.8	**Next Generation Products Option.**	26
	4.9	**Negotiation of Next Gen Product Agreement.**	27
	4.10	**Referral to Baseball Arbitration.**	27
	4.11	**Failure to Exercise Option or Rejection of Baseball Arbitration**	27
	4.12	**Next Gen Option Exercise.**	27
	4.13	**If Autolus does not wish to Develop.**	28
5.	LICENSE TO [***] AND [***] BINDERS		28
	5.1	**License Grant**	28
	5.2	**Right of Negotiation**	28
	5.3	**Sublicense Rights; Subcontracting**	28
	5.4	**Retention of Rights**	29
	5.5	**No Implied Licenses**	29
	5.6	**Scope.**	29
	5.7	[***]	36
	5.8	**Transfer of Know-How**	30

-i-

299246678 v1

TABLE OF CONTENTS
(continued)

Page

	5.9	**Development and Commercialization**	30
	5.10	[***] **Licensed Product Diligence**	30
	5.11	**Reporting Obligations**	30
	5.12	**Regulatory Matters**	30
6.	TECHNOLOGIES OPTIONS		31
	6.1	**Non-Exclusive License Grant**	31
	6.2	**Transfer of Technologies Option Technology**	31
	6.3	**Options**	32
	6.4	**Gatekeeping for Other AE Licensed Products.**	33
	6.5	**Option Exercise**	34
	6.6	**Option Exercise Fee**	34
	6.7	**Failure to Exercise Technologies Option**	35
7.	OBE-CEL PRODUCT		35
	7.1	**Reporting Obligations**	35
	7.2	**Potential Support**	36
	7.3	**Upfront Payment**	36
	7.4	**Obe-cel Milestones.**	36
	7.5	**Obe-cel Revenue Interest Payments**	36
	7.6	**Obe-cel Product Diligence**	37
8.	[***]		46
9.	FINANCIAL PROVISIONS		38
	9.1	**License Payment**	38
	9.2	[***] **Royalty Payments**	38
	9.3	[***] **Milestone Payments**	39
	9.4	**Cap on Option Exercise and Milestone Payments**	40
	9.5	**Existing Third Party Payments**	40
10.	REPORTS AND PAYMENT TERMS		40
	10.1	**Reports; Timing of Payment and Royalty Statements**	40
	10.2	**Mode of Payment and Currency**	40
	10.3	**Late Payments**	40
	10.4	**Financial Records**	41
	10.5	**Audit Rights**	41

-ii-

299246678 v1

299246678 v1 TABLE OF CONTENTS (continued) Page -iii- 10.6 Taxes. .............................................................................................................................. 41 11. INTELLECTUAL PROPERTY RIGHTS. ................................................................................... 43 11.1 Background Intellectual Property ................................................................................ 43 11.2 Inventions ....................................................................................................................... 43 11.3 Patent Prosecution and Maintenance of [***] Licensed Patents ............................... 43 11.4 Enforcement of [***] Licensed Patents. ....................................................................... 44 11.5 Infringement Claims by Third Parties ......................................................................... 45 11.6 Defense of [***] Licensed Patents ................................................................................ 45 11.7 UPC ................................................................................................................................. 45 11.8 Patent Linkage ............................................................................................................... 45 12. CONFIDENTIALITY................................................................................................................... 45 12.1 Duty of Confidence ........................................................................................................ 45 12.2 Exceptions ....................................................................................................................... 46 12.3 Authorized Disclosures .................................................................................................. 46 12.4 [***] ................................................................................................................................. 59 12.5 Disclosure of Agreement................................................................................................ 47 12.6 Ongoing Obligation for Confidentiality ....................................................................... 47 12.7 Use of Name .................................................................................................................... 47 12.8 Publicity .......................................................................................................................... 48 12.9 Press Release .................................................................................................................. 48 12.10 Publication ...................................................................................................................... 48 13. TERM AND TERMINATION ..................................................................................................... 48 13.1 Term; Effect of Expiration ............................................................................................ 48 13.2 Termination for Material Breach; Insolvency. ........................................................... 49 13.3 Termination by BioNTech Without Cause .................................................................. 49 14. EFFECTS OF TERMINATION. .................................................................................................. 49 14.1 Upon Termination .......................................................................................................... 49 14.2 BioNTech’s Options ....................................................................................................... 50 14.3 Survival ........................................................................................................................... 50 15. WARRANTIES AND COVENANTS.......................................................................................... 50 15.1 Warranties by Each Party ............................................................................................ 50 15.2 Warranties by Autolus .................................................................................................. 51

299246678 v1 TABLE OF CONTENTS (continued) Page -iv- 15.3 Warranties by BioNTech ............................................................................................... 53 15.4 Covenants ....................................................................................................................... 53 15.5 No Other Warranties ..................................................................................................... 54 15.6 Upstream Obligations .................................................................................................... 54 15.7 Compliance. .................................................................................................................... 54 15.8 Compliance with Applicable Laws ............................................................................... 56 15.9 Regulatory Efforts ......................................................................................................... 56 16. INDEMNIFICATION; LIABILITY ............................................................................................. 57 16.1 Indemnification by Autolus ........................................................................................... 57 16.2 Indemnification by BioNTech ....................................................................................... 58 16.3 Indemnification Procedure; Settlement; Quantification ............................................ 58 16.4 Insurance ........................................................................................................................ 58 16.5 Special, Indirect and other Losses ................................................................................ 59 16.6 After-Tax Basis .............................................................................................................. 59 17. GOVERNING LAW AND DISPUTE RESOLUTION ................................................................ 59 17.1 Governing Law ............................................................................................................... 59 17.2 Dispute Resolution ......................................................................................................... 59 17.3 Patent Disputes ............................................................................................................... 59 17.4 Specific Performance ..................................................................................................... 59 18. GENERAL PROVISIONS ........................................................................................................... 59 18.1 Assignment ..................................................................................................................... 59 18.2 Force Majeure ................................................................................................................ 60 18.3 Extension to Affiliates .................................................................................................... 60 18.4 Severability ..................................................................................................................... 60 18.5 Waivers and Amendments ............................................................................................ 60 18.6 Relationship of the Parties ............................................................................................ 61 18.7 Notices ............................................................................................................................. 61 18.8 Further Assurances ........................................................................................................ 62 18.9 Compliance with Law .................................................................................................... 62 18.10 No Third Party Beneficiary Rights .............................................................................. 62 18.11 English Language ........................................................................................................... 62 18.12 Interpretation ................................................................................................................. 62

299246678 v1 TABLE OF CONTENTS (continued) Page -v- 18.13 Expenses .......................................................................................................................... 63 18.14 Entire Agreement ........................................................................................................... 63 18.15 Counterparts .................................................................................................................. 63 18.16 Cumulative Remedies .................................................................................................... 63

1 LICENSE AND OPTION AGREEMENT This LICENSE AND OPTION AGREEMENT (“Agreement”) is entered into this 6th day of February, 2024 (“Execution Date”), subject to Section 13.1(a), by and among (a) AUTOLUS LIMITED, a company organized under the laws of England and Wales, with company number 09115837, and its registered office address at The Mediaworks, 191 Wood Lane, London, England, W12 7FP, (b) AUTOLUS HOLDINGS (UK) LIMITED, a company organized under the laws of England and Wales, with company number 11365111, and its registered office address at The Mediaworks, 191 Wood Lane, London, England, W12 7FP ((a) and (b) collectively “Autolus”); and (c) BIONTECH SE, a corporation organized and existing under the laws of Germany, registered with the commercial register of the lower court (Amtsgericht) of Mainz under HRB 48720 and having its place of business at An der Goldgrube 12, D-55131 Mainz, Germany (“BioNTech”). Autolus and BioNTech are each referred to individually as a “Party” and together as the “Parties.” RECITALS WHEREAS, Autolus is a clinical stage biotechnology company that owns or otherwise controls certain products and technologies applicable to CAR-T cell therapy; WHEREAS, BioNTech is a biotechnology company with expertise in the research, development, and commercialization of drug products; WHEREAS, pursuant to the terms and conditions of this Agreement, Autolus desires to grant, and BioNTech desires to accept, certain rights, options and licenses to develop, manufacture and commercialize products on the terms, and subject to the conditions, set out below; WHEREAS, simultaneously with entering into this Agreement, Autolus and BioNTech are entering into (a) that certain securities purchase agreement (the “Share Purchase Agreement”), pursuant to which Autolus will sell to BioNTech, and BioNTech will purchase from Autolus, Autolus’s ordinary shares in the form of American depository shares, all in accordance with the terms and conditions set forth in the Share Purchase Agreement, and (b) that certain side letter agreement and that certain registration rights agreement pursuant to which Autolus will grant BioNTech certain rights (including registration rights) in connection with BioNTech’s purchase of Autolus’s ordinary shares in the form of American depository shares; and WHEREAS, the Share Purchase Agreement contemplates a staggered signing and Initial Closing (as defined in the Share Purchase Agreement), and save as specifically provided herein, the terms of this Agreement shall become effective as of the Initial Closing. NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Parties agree as follows. 1. DEFINITIONS Definitions. The terms in this Agreement with initial letters capitalized have the meanings set forth below, or the meaning as designated in the indicated places throughout this Agreement. 1.1 “Accounting Standards” means IFRS (International Financial Reporting Standards) or U.S. GAAP (Generally Accepted Accounting Principles), as generally and consistently applied by a Party, its Affiliates, Sublicensees or Autolus Licensees (as applicable).

2 1.2 “Acquirer” means any Person that becomes an Affiliate of a Party following the Effective Date as a result of an Acquisition. “Acquirer” does not include any Person that was an Affiliate of a Party prior to such Acquisition. 1.3 “Acquisition” means, with respect to a Party or an Affiliate, from and after the Effective Date: (a) a merger, consolidation or similar transaction involving such Person, in which the shareholders of such Person immediately prior to such transaction cease to control (as defined in Section 1.11) such Person after such transaction; (b) a sale, transfer or other disposition of all or substantially all of the business or assets of such Person to a Third Party; or (c) a sale of a controlling (as defined in Section 1.11) interest of such Person to a Third Party. Notwithstanding the foregoing, a sale of stock of such Person to underwriters in an underwritten public offering of such Person’s stock solely for the purpose of financing does not constitute an Acquisition. 1.4 “Activity Enhancement Licensed IP” means the Activity Enhancement Licensed Know- How and the Activity Enhancement Licensed Patents. 1.5 “Activity Enhancement Licensed Know-How” means all Know-How, including [***], that is (a) Controlled by Autolus or any of its Affiliates, as of the Effective Date or during the Term, and (b) necessary or reasonably useful for (i) the Exploitation of the Activity Enhancement Licensed Technology, or (ii) the Exploitation of such Activity Enhancement Licensed Technology in an Activity Enhancement Licensed Product. Notwithstanding the foregoing, the Activity Enhancement Licensed Know-How excludes [***], except [***]. 1.6 “Activity Enhancement Licensed Patents” means all Patents, including Patents that Cover [***], that (a) are Controlled by Autolus or any of its Affiliates, as of the Effective Date or during the Term, and (b) claim or Cover (i) Activity Enhancement Licensed Technology, (ii) Activity Enhancement Licensed Know-How, or (iii) the Exploitation of such Activity Enhancement Licensed Technology or Activity Enhancement Licensed Know-How in an Activity Enhancement Licensed Product. 1.7 “Activity Enhancement Licensed Products” means any pharmaceutical or biologic product that includes any Activity Enhancement Licensed Technology. For the purposes of this Agreement, [***], and provided further that such [***]. 1.8 “Activity Enhancement Licensed Technology” means each module listed in Schedule 1.8. 1.9 “Activity Enhancement Option” means the options granted by Autolus to BioNTech in Section 6.3(d) and Section 6.3(e). 1.10 “ADC” means an antibody-drug conjugate, being a pharmaceutical or biologic product that contains an antibody, or an antibody derivative, that can be linked directly or indirectly to a payload such as a chemical moiety. Such antibody or antibody derivative and payload [***]. For these purposes, “antibody derivative” includes antibodies that have (a) been modified via isotype switching; (b) undergone a modification of effector function; (c) been adapted to enable the antibody to carry payloads; (d) been altered to change the expression characteristics, stability or biological half-life of the antibody; (e) been mutated using an affinity maturation strategy designed to modify the affinity of either the variable regions and/or the constant regions of the antibody for any ligands, antigens or receptors; or (f) been modified or combined to bind additional moieties. Antibody derivatives may be full length antibodies, monoclonal and polyclonal antibodies, and multispecific antibodies (e.g., bi-specific antibodies), as well as antibody fragments and antibody-like fragments (including Fab, Fab’, F(ab’)2, Fv fragments, scFv, diabodies,

3 linear antibodies and single-chain antibodies). Antibodies and antibody derivatives can be of any origin, whether human, humanized, chimeric or otherwise. 1.11 “Affiliate” means, with respect to a Party, any Person that controls, is controlled by, or is under common control with that Party. For the purpose of this definition, “control” shall mean, direct or indirect, ownership of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interest, in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby the Person controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity, or the ability to cause the direction of the management or policies of a corporation or other entity. In the case of entities organized under the laws of certain countries, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%) and, in such case, such lower percentage shall be substituted in the preceding sentence; provided, that such foreign investor has the power to direct the management and policies of such entity. 1.12 “Antitrust Laws” means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, and all other applicable laws and regulations (including non-U.S. laws and regulations) issued by a governmental authority that are designed or intended to preserve and protect competition, prohibit and restrict monopolization, attempted monopolization, restraint of trade and abuse of dominant position, or to prevent acquisitions, mergers or other business combinations and similar transactions, the effect of which may be to lessen or impede competition or to tend to create or strengthen a dominant position or to create a monopoly. 1.13 “Applicable Data Protection Law” means all Applicable Laws in any jurisdiction relating to privacy or the processing or protection of Personal Data, including the General Data Protection Regulation (EU) 2016/679 (EU GDPR), the UK Data Protection Act 2018, the UK GDPR (as defined in section 3(10) (as supplemented by section 205(4)) of the UK Data Protection Act 2018), the e-Privacy Directive (2002/58/EC), the UK Privacy and Electronic Communications Regulations 2003 (SI 2003 No. 2426) as amended and the comparable Applicable Laws in other jurisdictions and all guidance issued by any applicable data protection authority, including the Information Commissioner’s Office statutory data sharing code of practice which came into force on 5 October 2021, as updated or amended from time to time. 1.14 “Applicable Law” means all applicable laws, statutes, rules, regulations and other pronouncements having the effect of law of any federal, national, multinational, state, cantonal, provincial, county, city or other political subdivision, agency or other body, domestic or foreign, including any applicable rules, regulations, guidelines, or other requirements of the Regulatory Authorities that may be in effect from time to time. 1.15 “Audited Party” has the meaning set out in Section 10.5(a). 1.16 “Auditing Party” has the meaning set out in Section 10.5(a). 1.17 “Auditor” has the meaning set out in Section 10.5(a). 1.18 “[***]” has the meaning set out in [***]. 1.19 “Autolus Indemnitees” has the meaning set out in Section 16.2. 1.20 “Autolus IP” means (a) [***] Licensed IP, (b) [***] Licensed IP, (c) Safety Switch Licensed IP, (d) Activity Enhancement Licensed IP, and (e) [***] Licensed IP.

4 1.21 “Autolus Know-How” means all Know-How included within the Autolus IP. 1.22 “Autolus Licensees” means a licensee or sublicensee (regardless of how many tiers of (sub)licensee there are) of Autolus or any of its Affiliates; provided that, notwithstanding any provision to the contrary set forth in this Agreement, distributors and wholesalers will not be considered Autolus Licensees. 1.23 “Autolus Patents” means (a) [***] Licensed Patents, (b) [***] Licensed Patents, (c) Safety Switch Licensed Patents, (d) Activity Enhancement Licensed Patents, and (e) [***] Licensed Patents. 1.24 “Autolus Product” means an AUTO1/22 Product, AUTO6NG Product, and Obe-cel Product, in each case in the form in which such product exists as of the Effective Date. 1.25 “Autolus’s Knowledge” means the [***] knowledge [***], of any of: [***]. 1.26 “AUTO1/22 Next Gen Product” means any AUTO1/22 Product Developed by Autolus or its Affiliates to [***]. 1.27 “AUTO1/22 Product” means Autolus’s proprietary autologous CAR-T Cell Therapy targeting CD19 and CD22 in the form under Development as of the Effective Date, as more particularly set forth on Schedule 1.27, together with any new dosage forms, strengths, methods of manufacture, or methods of administration thereof and any improvements or modifications of such products, but excluding any AUTO1/22 Next Gen Product. 1.28 “AUTO6NG Next Gen Product” means any AUTO6NG Product Developed by Autolus or its Affiliates to [***]. 1.29 “AUTO6NG Product” means Autolus’s proprietary autologous CAR-T Cell Therapy targeting GD2 in the form under Development as of the Effective Date, as more particularly set forth on Schedule 1.29, together with any new dosage forms, strengths, methods of manufacture, or methods of administration thereof and any improvements or modifications of such products, but excluding any AUTO6NG Next Gen Product. 1.30 “[***]” means [***]. 1.31 “[***]” has the meaning [***]. 1.32 “[***]” has the meaning [***]. 1.33 “Available” has the meaning set out in Section 6.4(b). 1.34 “Availability Notice” has the meaning set out in Section 6.4(b). 1.35 “Background IP” has the meaning set out in Section 11.1. 1.36 “Baseball Arbitration” means the baseball arbitration procedure set out in Schedule 1.36. 1.37 “[***]” means [***]. 1.38 “[***] Licensed Binder” means (a) that certain Binder of [***], and (b) [***], provided that clause (b) shall not include any Binder that (i) [***], or (ii) [***].

5 1.39 “[***] Licensed IP” means the [***] Licensed Know-How and the [***] Licensed Patents. 1.40 “[***] Licensed Know-How” means all Know-How, including [***], that is (a) Controlled by Autolus or its Affiliates, as of the Effective Date or during the Term, and (b) necessary or reasonably useful for (i) the Development of the [***] Licensed Binder, or (ii) the Exploitation of such Binder in a [***] Licensed Product. Notwithstanding the foregoing, the [***] Licensed Know-How [***]. 1.41 “[***] Licensed Patents” means all Patents, including Patents that Cover [***], that (a) are Controlled by Autolus or any of its Affiliates, as of the Effective Date or during the Term, and (b) claim or Cover (i) the [***] Licensed Binder, (ii) the [***] Licensed Know-How, or (iii) the Exploitation of the [***] Licensed Binder in a [***] Licensed Product. 1.42 “[***] Licensed Product” means any pharmaceutical or biologic product that expresses In Vivo one or more [***] Licensed Binder(s), including any dosage strengths, presentations, formulations or methods of administration. For the purposes of this Agreement, [***], and provided further that ***]. 1.43 “[***] Option” has the meaning set out in Section 6.3(b). 1.44 “[***] Option Period” has the meaning set out in Section 6.1. 1.45 “Binder” means a protein domain that is capable of binding an antigen. 1.46 “[***]” has the meaning set out in [***]. 1.47 “BioNTech Indemnitees” has the meaning set out in Section 16.1. 1.48 “Biosimilar Product” means, in a particular country with respect to a particular [***] Licensed Product, a product that: (a) has received all necessary approvals by the applicable Regulatory Authorities in such country to place on the market such product as a biopharmaceutical product; (b) is marketed or sold by a Third Party that has not obtained the rights to such product as a Sublicensee or distributor of, or through any other contractual relationship with, BioNTech or any of its Affiliates or Sublicensees; and (c) is approved as a “biosimilar” (in the United States) or a “similar biological medicinal product” (in the EU) or using a comparable procedure in other countries whereby the [***] Licensed Product is the “reference medicinal product” and an expedited Regulatory Approval process for the approval of generic versions of biological products is used based on Applicable Laws and once all regulatory exclusivities and intellectual property rights for the [***] Licensed Product have expired. 1.49 “[***]” means [***]. 1.50 “BNT211” has the meaning set out in Section 3.1(a). 1.51 “Business Day” means a day other than a Saturday, Sunday, or a bank or other public holiday in London, England or Mainz, Germany. 1.52 “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31; provided, that: (a) the first Calendar Quarter of the Term shall extend from the Effective Date to the end of the first such three (3)- month period thereafter; and (b) the final Calendar Quarter of the Term shall extend from the first day of such three (3)-month period until the last day of the Term.

6 1.53 “Calendar Year” means a period of twelve (12) consecutive calendar months ending on December 31; provided, that: (a) the first Calendar Year of the Term shall extend from the Effective Date to December 31; and (b) the final Calendar Year of the Term shall extend from January 1 until the last day of the Term. 1.54 “CAR” means a chimeric antigen receptor. 1.55 “CAR-T” means a T-cell incorporating a CAR. 1.56 “CAR-T Cell Therapy” means a therapy comprising a T-cell that [***]. 1.57 “[***]” means a protein product of the [***] molecule gene. 1.58 “[***]” means a protein product of the [***] molecule gene. 1.59 “[***] Buyer” has the meaning set out in Section 1.70. 1.60 “[***] Licensed Binder” means (a) that certain Binder of [***], and (b) [***], provided that clause (b) shall not include any Binder that (i) [***], or (ii) [***]. 1.61 “[***] Licensed Binder” means (a) that certain Binder of [***], and (b) [***], provided that clause (b) shall not include any Binder that (i) [***], or (ii) [***]. 1.62 “[***] Binder [***] Patent” means any Patents (a) Controlled by BioNTech or its Affiliates and (b) that claim or Cover [***] Licensed Binder and/or a [***] Licensed Binder that were made by or on behalf of BioNTech, its Affiliates, Sublicensees, or their Subcontractors unless [***]. 1.63 “[***] Competing Product” has the meaning set out in Section 9.2(c). 1.64 “[***] License” has the meaning set out in Section 5.1(a). 1.65 “[***] Licensed IP” means the [***] Licensed Know-How and the [***] Licensed Patents. 1.66 “[***] Licensed Know-How” means all Know-How that is (a) Controlled by Autolus or its Affiliates, as of the Effective Date or during the Term, and (b) necessary or reasonably useful for (i) the Development of a [***] Licensed Binder and/or a [***] Licensed Binder, or (ii) the Exploitation of a [***] Licensed Product. Notwithstanding the foregoing, the [***] Licensed Know-How excludes [***]. 1.67 “[***] Licensed Patents” means all Patents that are (a) are Controlled by Autolus or its Affiliates, as of the Effective Date or during the Term, and (b) that claim or Cover (i) a [***] Licensed Binder and/or a [***] Licensed Binder, (ii) [***] Licensed Know-How, or (iii) the Exploitation of such Binders in a [***] Licensed Product. 1.68 “[***] Licensed Product” means any pharmaceutical or biologic product that expresses In Vivo one or more [***] Licensed Binder(s) and/or [***] Licensed Binder(s), including any dosage strengths, presentations, formulations or methods of administration. For the purposes of this Agreement, [***] and provided further that [***]. For clarity, [***]. 1.69 “[***] Royalty Term” means, on a [***] Licensed Product-by-[***] Licensed Product and country-by-country basis, the period commencing on the date of First Commercial Sale of such [***] Licensed Product in such country and expiring on [***].

7 1.70 “[***] Transaction” means [***] to a Third Party (the “[***] Buyer”). 1.71 “CDR” means complementarity determining sequences. 1.72 “Claim” or “Claims” means all Third Party demands, claims, actions, proceedings and liability (whether criminal or civil, in contract, tort or otherwise) for losses, damages, reasonable legal costs and other reasonable expenses of any nature whatsoever. 1.73 “Clinical Study Report” means the final clinical study report containing the results of a [***], in the form in which it is provided to Autolus by the Sponsor (or prepared by Autolus, if Autolus is the Sponsor). 1.74 “Clinical Trial” means any human clinical study or trial of a product, including Phase 1 Trials, Phase 2 Trials, Pivotal Trials, Phase 3 clinical trials and Phase 4 clinical trials or any other equivalent, combined or other trial a product is administered to a human subject. 1.75 “Co-Exclusive” means each of BioNTech and Autolus and their respective Affiliates may practice the Activity Enhancement Licensed IP with respect to products owned or controlled by such Party or one of its Affiliates, and that neither Party nor any of its Affiliates may grant Third Parties, [***], any right or license to practice the Activity Enhancement Licensed IP with any products other than products owned or controlled by such Party or one of its Affiliates. 1.76 “Combination Product” means: (a) a Revenue-Bearing Product in combination with [***] other therapeutically active ingredients; (b) a co-packaged Revenue-Bearing Product containing [***] separate pharmaceutical products (one of which is a Revenue-Bearing Product) in the same presentation; or (c) a Revenue-Bearing Product used as part of a treatment regimen where such Revenue- Bearing Product is approved for use with other pharmaceutical or biologic products (whether or not each such pharmaceutical or biologic product is sold separately) and sold for a single price. For the avoidance of doubt, [***]. 1.77 “Commercialize” means to market, promote, distribute, import, export, offer to sell or sell a product or conduct other commercialization activities with respect to a product, including activities relating to marketing, promoting, distributing, importing, exporting, offering for sale or selling a product, and “Commercialization” has a correlative meaning. Commercialize and Commercialization do not include Manufacture, Manufactured or Manufacturing or Develop, Development or Developed. 1.78 “Commercially Reasonable Efforts” means, with respect to a Party’s activities, such [***] efforts to undertake an activity as [***] would normally use to accomplish a similar objective under similar circumstances, with respect to a product that is of similar market and economic potential as the applicable product, and at a similar stage in its development or product life as such product, taking into account [***]. 1.79 “Competitive Infringement” has the meaning set out in Section 11.4(b). 1.80 “Confidential Information” means all Know-How and other proprietary information and data of any kind, including of a financial, scientific, commercial or technical nature that the Disclosing Party has supplied or otherwise made available to the Recipient Party, whether made available orally, in writing or in electronic form, including information comprising or relating to concepts, discoveries, inventions, data (including Personal Data), designs or formulae in relation to this Agreement.

8 1.81 “Control” or “Controlled” means with respect to any Know-How, material, Patent, or other property right, the possession of the right, whether directly or indirectly, and whether by ownership, license, covenant not to sue, or otherwise (other than by operation of the license and other grants in this Agreement), for a Party or its Affiliates to grant a license, sublicense, or other right to or under such Know-How, material, Patent, or other property right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party, provided that, neither such Party nor its Affiliates shall be deemed to “Control” any Know-How, material, Patent, or other property right that: (a) [***] of such Party, to the extent that [***] (i) [***], or (ii) [***], in each case ((i) or (ii)), except if ***], or (b) [***], unless, [***] such Know-How, material, Patent, or other property right ***] Know-How, material, Patent, or other property right [***], and such license [***] the license or sublicense is under any Know-How, material, Patent [***], or other property right, and [***], as applicable. 1.82 “Cover” means, on a country-by-country basis, with respect to a particular subject matter at issue [***] and one or more claim(s) in a relevant Patent, that, in the absence of ownership of, or a license under, such Patent, the Exploitation of such subject matter in such country would infringe one or more issued Valid Claims of such Patent, or, as to a pending claim included in such Patent, the Exploitation of such subject matter would infringe such Patent if such pending claim were to issue in an issued patent, in such country. 1.83 “Data Package” means, with respect to the AUTO1/22 Product, AUTO6NG Product, AUTO1/22 Next Gen Product and AUTO6NG Next Gen Product, [***]. 1.84 “Develop” or “Development” means drug research and development activities, including test method development and stability testing, assay development and audit development, toxicology, formulation, quality assurance/quality control development, technical development, process development, statistical analysis, pre-clinical and Clinical Trials, packaging development, regulatory affairs, and the preparation, filing and prosecution of Regulatory Filings. “Developed” has a correlative meaning. Develop, Development and Developed do not include Manufacture, Manufactured or Manufacturing or Commercialize or Commercialization. 1.85 “Development Plan Trigger Notice” has the meaning set out in Section 4.3. 1.86 “Disclosing Party” has the meaning set out in Section 12.1. 1.87 “Dispute” has the meaning set out in Section 17.2. 1.88 “Dollars” or “$” means the lawful currency of the United States. 1.89 “Drug Approval Application” means (a) a New Drug Application, submitted to the FDA pursuant to 21 CFR § 314.50 (“NDA”); (b) a Biologics License Application submitted to the FDA pursuant to Section 351(a) of the Public Health Service Act and the regulations promulgated thereunder (“BLA”); (c) an application for authorization to market or sell a biological or pharmaceutical product submitted to a Regulatory Authority in any country or jurisdiction other than the U.S., including, with respect to the European Union, a marketing authorization application filed with the EMA pursuant to the Centralized Approval Procedure or with the applicable Regulatory Authority of a country in the European Economic Area with respect to the decentralized procedure, mutual recognition or any national approval procedure (“MAA”); or (d) with respect to any biological or pharmaceutical product for which an NDA, BLA or MAA has been approved by the applicable Regulatory Authority, an application to supplement or amend such NDA, BLA or MAA to expand the approved label for such biological product to include use of such biological product for an additional Indication.

9 1.90 “Effective Date” means the date of the Initial Closing. 1.91 “Execution Date” has the meaning set forth in the preamble. 1.92 “EMA” means the European Medicines Agency or any successor entity thereto. 1.93 “Evaluation” has the meaning set out in Section 6.1. 1.94 “Exploit” or “Exploitation” means to make, have made, import, have imported, export, have exported, use, have used, sell, have sold, offer for sale, or have offered for sale, including to research, Develop, Commercialize, register, modify, enhance, improve, Manufacture, have Manufactured, hold, or keep (whether for disposal or otherwise), or otherwise dispose of. 1.95 “Failure to Develop” has the meaning set out in Section 4.6(b). 1.96 “Failure to Develop Notice” has the meaning set out in Section 4.6(b). 1.97 “Failure to Develop Period” has the meaning set out in Section 4.6(b). 1.98 “FDA” means the U. S. Food and Drug Administration or any successor entity thereto. 1.99 “Field” means the treatment and prophylaxis of diseases and conditions in humans. 1.100 “First Commercial Sale” means, with respect to an Obe-cel Product, or [***] Licensed Product, as the case may be, in a country, the first arm’s length sale for monetary value: (a) in respect to Obe-cel Products, of such Obe-cel Product by Autolus, its Affiliates, or Autolus Licensees, or (b) in respect of [***] Licensed Products by BioNTech, its Affiliates, or their Sublicensees, as applicable to a Third Party for end use or consumption in such country following Regulatory Approval for sale of such Obe-cel Product or [***] Licensed Product in such country. Sales prior to receipt of Regulatory Approval for such product, such as so-called “treatment IND sales,” “named patient sales,” and “compassionate use sales,” shall not be construed as a First Commercial Sale. 1.101 “Foreign Investment Laws” means any Applicable Laws that are designed or intended to screen, prohibit, restrict or regulate actions by Persons seeking to acquire rights in or control over domestic equities, securities, entities, assets, land or other interests in order to address national security or public order goals. 1.102 “FTE” means a full time equivalent person-year based upon a total of [***] working hours per Calendar Year of scientific or technical work carried out by a duly qualified employee of Autolus on or directly related to the work to be conducted under the Agreement. The portion of a FTE billable by Autolus for one (1) individual during a given accounting period shall be determined by dividing the number of hours worked directly by said individual on the work to be conducted under the Agreement during such accounting period and the number of FTE hours applicable for such accounting period based on [***]; provided that hours worked will not be counted by any multiplier (e.g., overtime or time-and-a- half). 1.103 “FTE Rate” means the rate of FTE costs incurred by Autolus, which for the purpose of this Agreement shall be [***] per FTE per Calendar Year. Beginning on [***], and on [***] of each subsequent Calendar Year during the Term, the FTE Rate is subject to annual adjustment by the percentage increase in the [***] in the preceding Calendar Year.

10 1.104 “Gatekeeper” means a mutually agreed independent Third Party patent attorney. 1.105 “GLP” means the good laboratory practice standards set out in Schedules 1 and 2 of Directive 2004/10/EC and Directive 2004/9/EC, or the equivalent Applicable Law in the relevant jurisdiction. 1.106 “Government Official” means: (a) any officer, employee (including physicians, hospital administrators or other healthcare professionals), agent, representative, department, agency, de facto official, representative, corporate entity, instrumentality or subdivision of any government, military or international organization, including any ministry or department of health or any state-owned or affiliated company or hospital; (b) any candidate for political office, any political party or any official of a political party; or (c) any person acting in an official capacity on behalf of any of the foregoing. 1.107 “Governmental Authority” means any multi-national, federal, state, local, municipal, provincial or other governmental authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal). 1.108 “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as codified at 15 U.S.C. §18a, as may be amended from time to time, and the rules and regulations promulgated thereunder. 1.109 “HSR Clearance” means the expiration or termination of all applicable waiting periods and requests for information (and any extensions thereof) under the HSR Act with respect thereto with respect to any Technologies Option or other option exercise. 1.110 “HSR Filing” means filings by Autolus or BioNTech with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice of a Notification and Report Form, together with all required documentary attachments thereto with respect to any Technologies Option or other option exercise. 1.111 “IND” means an Investigational New Drug application in the U.S. filed with the FDA or the corresponding application for the investigation of pharmaceutical or biologic products in any other country or group of countries, as defined in Applicable Law and filed with the Regulatory Authority of a given country or group of countries. 1.112 “Indemnified Parties” has the meaning set out in Section 16.3. 1.113 “Indemnifying Party” has the meaning set out in Section 16.3. 1.114 “Indication” means a separate and distinct disease or medical condition in humans, and [***], for which [***] with [***], as applicable. 1.115 “Inflation Reduction Act” means 42 U.S.C. §§ 1320f et seq., (or any amended or successor act). 1.116 “Initial Closing” has the meaning given to it in the Share Purchase Agreement. 1.117 “Initial Tech Transfer Package” means all Know-How, [***], that are in the possession of Autolus or its Affiliates at the Effective Date, that form part of the (a) [***] Licensed Know-How, (b) [***] Licensed Know-How, (c) Activity Enhancement Licensed Know-How, (d) Safety Switch Licensed

11 Know-How, or (e) [***] Licensed Know-How and [***], or [***], in the format held by Autolus or its Affiliates on the Effective Date. 1.118 “Initiation” means, (a) with respect to a Phase 1 Trial, the first dosing of the [***] human subject in such Phase 1 Trial, and (b) with respect to any other Clinical Trial, the first dosing of the [***] human subject in such Clinical Trial. 1.119 “Insolvency Event” means, in relation to either Party, any of the following: (a) that a Party admits in writing to that the other Party that is has or will cease to function as a going concern by suspending or discontinuing its business; (b) that Party shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any such Party shall make a general assignment for the benefit of its creditors; (c) there shall be commenced against such Party any case, proceeding or other action of a nature referred to in clause (b) above that (1) results in the entry of an order for relief or any such adjudication or appointment or (2) remains undismissed, undischarged or unbonded for a period of [***]; (d) any case, proceeding or other action has been commenced against such Party seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within [***] from the entry thereof; or (e) such Party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clauses (b), (c) or (d) above. 1.120 “Internal Program” means an internal Autolus research program for which Autolus or any of its Affiliates has [***]. 1.121 “Intra-Group License” means that certain License Agreement, dated [***], by and between Autolus Limited and Autolus Holdings (UK) Limited. 1.122 “In Vivo” means [***] in which [***] in any [***]. 1.123 “In Vivo AE Licensed Products” has the meaning set out in Section 6.3(d). 1.124 “JSC” has the meaning set out in Section 2.2(a). 1.125 “Know-How” means all information, know-how and data, including inventions (whether patentable or not), discoveries, trade secrets, specifications, instructions, processes, formulae, materials, expertise and other technology applicable to compounds, formulations, compositions, products or to their Manufacture, Development, registration, use, Commercialization or other Exploitation, or methods of assaying or testing them or processes for their Manufacture, formulations containing them, compositions incorporating or comprising them and including all biological, chemical, pharmacological, biochemical, toxicological, pharmaceutical, physical and analytical, safety, quality control, manufacturing, preclinical and clinical data (including Personal Data), instructions, processes, formulae, expertise and information, regulatory filings and copies thereof, relevant to the Development, Manufacture, registration, use, Commercialization or other Exploitation of or which may be useful in studying, testing, Developing, producing or formulating products, or intermediates for the synthesis thereof. 1.126 “[***]” has the meaning set out in [***].

12 1.127 “Losses” has the meaning set out in Section 16.1. 1.128 “Major Markets” means any of [***]. 1.129 “Manufacture” means, with respect to a compound or product, activities directed to the sourcing and purchasing of materials, producing, manufacturing, supplying, processing, compounding, filling, finishing, packing, packaging, labeling, leafleting, quality assurance, quality control testing and release, shipping, storage, and sample retention of such compound or product. “Manufactured” and “Manufacturing” have correlative meanings. Manufacture and Manufacturing do not include Develop or Developed or Commercialize or Commercialization. 1.130 “MCSA” has the meaning set out in Section 3.1(a). 1.131 “MCSA Negotiation Period” has the meaning set out in Section 3.1(a). 1.132 “Module Option” means (a) the Safety Switch Option, or (b) the Activity Enhancement Option. 1.133 “Module Option Period” has the meaning set out in Section 6.1. 1.134 “Negotiation Trigger Notice” has the meaning set out in Section 4.4(a). 1.135 “Net Sales” means, (i) with respect to any Obe-cel Product, the gross amounts [***] by Autolus, its Affiliates or Autolus Licensees to Third Party customers for sales of such Obe-cel Product, or (ii) with respect to any [***] Licensed Product, the gross amount [***] by BioNTech, its Affiliates or Sublicensees to Third Party customers for sales of such [***] Licensed Product, in each case ((i) and (ii)) less the following to the extent reasonable and customary and paid, incurred, or otherwise taken and not reimbursed by any Third Party in accordance with applicable Accounting Standards with respect to such sales; (a) [***]; (b) [***]; (c) [***]; (d) [***]; (e) [***], (f) [***]; and (g) [***]. Notwithstanding any provision to the contrary set forth in this Agreement, [***]. Net Sales will only be determined on the first sale by a Selling Party to (1) [***] or (2) [***]. Notwithstanding the foregoing, amounts received or invoiced by a Selling Party for the sale of such Revenue-Bearing Product to [***] for resale will not be included in the computation of Net Sales hereunder, and the amounts invoiced by [***] on such resale to [***] will be included in the computation of Net Sales hereunder. For purposes of determining Net Sales, a Revenue-Bearing Product will be deemed to be sold when [***]. Net Sales will be accounted for in accordance with the applicable Accounting Standards. A particular deduction may only

13 be accounted for once in the calculation of Net Sales. Net Sales will exclude any Revenue-Bearing Product made available to the patient [***]. In the event that the Revenue-Bearing Product is sold as part of a Combination Product, the Net Sales of such Revenue-Bearing Product, for the purposes of determining royalty payments, shall be determined by [***]. In the event that the weighted average sale price of the Revenue-Bearing Product when sold separately in finished form can be determined but the weighted average sale price of the other active compound(s)/active ingredient(s) when sold separately in finished form cannot be determined, Net Sales shall be calculated by [***]. In the event that the weighted average sale price of the other active compound(s)/active ingredient(s) when sold separately in finished form can be determined but the weighted average sale price of the Revenue-Bearing Product when sold separately in finished form cannot be determined, Net Sales, shall be calculated by ***]. In the event that the weighted average sale price of both the Revenue-Bearing Product and the other active compound(s)/active ingredient(s) in the Combination Product, in each case, when sold separately in finished form, cannot be determined, the Net Sales of the Revenue-Bearing Product shall be determined by [***], provided that, [***]. The weighted average sale price for a Revenue-Bearing Product, other active compound(s)/active ingredient(s), or Combination Product ***]. When determining the weighted average sale price of a Revenue-Bearing Product, other active compound(s)/active ingredient(s), or Combination Product, the weighted average sale price shall be calculated by [***]. Any overpayment or underpayment due to [***] will be [***]. 1.136 “Next Gen Development Plan Trigger Notice” has the meaning set out in Section 4.8(b). 1.137 “Next Gen Negotiation Trigger Notice” has the meaning set out in Section 4.8(c). 1.138 “Next Gen Notification Period” has the meaning set out in Section 4.8(b). 1.139 “Next Gen Option Exercise Notice” has the meaning set out in Section 4.12(a). 1.140 “Next Gen Product” means (a) AUTO1/22 Next Gen Product or (b) AUTO6NG Next Gen Product, as applicable. 1.141 “Next Gen Product Agreement” has the meaning set out in Section 4.8(c). 1.142 “Next Gen Product Development Plan” has the meaning set out in Section 4.8(b). 1.143 “Next Gen Product Negotiation Period” has the meaning set out in Section 4.9. 1.144 “Next Gen Product Option” has the meaning set out in Section 4.8(a). 1.145 “Next Gen Product Option Period” means, on a Next Gen Product-by-Next Gen Product basis, the [***]. 1.146 “Nominated Target” has the meaning set out in Section 6.4(b).

14 1.147 “Nomination Notice” has the meaning set out in Section 6.4(b). 1.148 “Obe-cel Buyer” has the meaning set out in Section 1.153. 1.149 “Obe-cel Milestone 1” has the meaning set out in Section 7.4(a). 1.150 “Obe-cel Milestone 2” has the meaning set out in Section 7.4(a). 1.151 “Obe-cel Milestone 3” has the meaning set out in Section 7.4(a). 1.152 “Obe-cel Product” means the autologous CD19 CAR-T Cell Therapy known as obecabtagene autoleucel or obe-cel, as further set out in Schedule 1.152, regardless of the brand name under which it is sold, Indication, or dose. 1.153 “Obe-cel Product Transaction” means the [***] to a Third Party (the “Obe-cel Buyer”). 1.154 “Obe-cel Revenue Interest” has the meaning set out in Section 7.5. 1.155 “Obe-cel Revenue Interest Term” means, on a [***], with respect to [***] Obe-cel Product by Autolus, its Affiliates or Autolus Licensees, the period commencing on [***] and [***]. 1.156 “OP/NGOP Buyer” has the meaning set out in Section 1.159. 1.157 “Option Product Development Plan” has the meaning set out in Section 4.3. 1.158 “Option Product” means each of (a) AUTO1/22 Product and (b) AUTO6NG Product. 1.159 “Option Product or Next Gen Option Product Transaction” means the [***] to a Third Party (the “OP/NGOP Buyer”). 1.160 “Option Product Right” has the meaning set out in Section 4.7(a). 1.161 “Other AE Licensed Products” has the meaning set out in Section 6.3(e). 1.162 “[***]” means [***]. 1.163 “[***]” means [***]. 1.164 “Patents” means (a) all national, regional and international patents and patent applications, including provisional patent applications and any and all rights to claim priority thereto, (b) all patent applications filed either from such patents, patent applications, or provisional applications or from an application claiming priority from any of these, including divisionals, continuations, continuations-in- part, provisionals, converted provisionals, continued prosecution applications and reissue applications, (c) any and all patents that have issued or in the future issue from the foregoing patent applications ((a) and (b)), including utility models, petty patents, and design patents and certificates of invention, (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations, and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications or other patents resulting from post-grant proceedings ((a), (b), and (c)), and (e) any similar patent rights, including so-called pipeline protection or any importation, revalidation, confirmation, or introduction patent or registration patent or patent of additions to any of such foregoing patent applications and patents.

15 1.165 “Paying Party” has the meaning set out in Section 10.6(b)(i). 1.166 “Person” means any corporation, limited or general partnership, limited liability company, joint venture, trust, unincorporated association, governmental body, authority, bureau or agency, any other entity or body, or an individual. 1.167 “Personal Data” shall mean any information collected or received by Autolus and provided to BioNTech as a Data Package pursuant to this Agreement and that relates to an identified or identifiable natural person in accordance with Applicable Data Protection Law. 1.168 “Phase 1 Trial” means a human clinical trial of a product that satisfies the requirements for a Phase 1 study as defined in 21 CFR § 312.21(a) (or any amended or successor regulations), regardless of where such clinical trial is conducted. 1.169 “Phase 2 Trial” means a human clinical trial of a product that satisfies the requirements for a Phase 2 study as defined in 21 CFR § 312.21(b) (or any amended or successor regulations), regardless of where such clinical trial is conducted. 1.170 “Phase 3 Trial” means a human clinical trial of a product that satisfies the requirements for a Phase 3 study as defined in 21 CFR § 312.21(c) (or any amended or successor regulations), regardless of where such clinical trial is conducted. 1.171 “Pivotal Trial” means a human clinical trial of a product, the principal purpose of which is a determination of safety and efficacy in the target patient population in order to evaluate the overall benefit-risk relationship of the drug and to provide an adequate basis for physician labeling and the filing for Regulatory Approval, or a similar clinical study prescribed by the Regulatory Authorities, from time to time, pursuant to Applicable Law or otherwise, including the trials referred to in 21 C.F.R. §312.21(c), as amended. 1.172 “Product Agreement” has the meaning set out in Section 4.4(a). 1.173 “Product Negotiation Period” has the meaning set out in Section 4.4(b). 1.174 “Product Option” has the meaning set out in Section 4.1. 1.175 “Product Option Exercise Notice” has the meaning set out in Section 4.5(a). 1.176 “Product Option Period” means the period commencing on [***] and ending on (a) with respect to AUTO1/22 Product, [***] and (b) with respect to the AUTO6NG Product, [***]; provided, that if BioNTech provides a Development Plan Trigger Notice pursuant to Section 4.3, then the Product Option Period for the applicable Option Product shall [***]. 1.177 “[***]” means [***]. 1.178 “Qualified Indication” means any of [***]. 1.179 “Receiving Party” means has the meaning set out in Section 10.6(b)(ii). 1.180 “Recipient Party” has the meaning set out in Section 12.1. 1.181 “Regulatory Approval” means, with respect to a product in any country or other jurisdiction, any approval (including, where required, pricing and reimbursement approvals), registration,

16 license or authorization from a Regulatory Authority in such country or other jurisdiction that is necessary to market and sell such product in such country or jurisdiction, including in the US, an EUA. 1.182 “Regulatory Authority” means any governmental agency or authority responsible for granting Regulatory Approvals for biopharmaceutical products, including the FDA, EMA, European Commission and any corresponding national or regional regulatory authorities. 1.183 “[***]” means, [***]. 1.184 “Regulatory Filings” means, with respect to a product, any submission to a Regulatory Authority of any appropriate regulatory application with respect to such product, including any submission to a regulatory advisory board, Drug Approval Application, and any supplement or amendment thereto, including any IND, or the corresponding application in any other country or group of countries with respect to such product. 1.185 “Research and Development Collaboration Agreement” has the meaning set out in Section 3.2. 1.186 “Reserved Target” has the meaning set out in Section 6.4(c). 1.187 “Restricted Target” the meaning set forth in Section 6.4(d). 1.188 “[***]” have the meaning set forth in [***]. 1.189 “Revenue-Bearing Product” means (a) Obe-cel Product when Autolus or its Affiliate, or an Autolus Licensee is the Selling Party or (b) [***] Licensed Product when BioNTech, its Affiliate, or a Sublicensee is the Selling Party. 1.190 “ROFN Period” has the meaning set out in Section 4.7(a). 1.191 “Safety Switch Field” means any and all uses, subject to the limitations set out in Schedule 1.191, Part B. 1.192 “Safety Switch Licensed IP” means the Safety Switch Licensed Know-How and the Safety Switch Licensed Patents. 1.193 “Safety Switch Licensed Know-How” means all Know-How, including [***], that is (a) Controlled by Autolus or any of its Affiliates, as of the Effective Date or during the Term, and (b) necessary or reasonably useful for (i) the Exploitation of the Safety Switch Licensed Technology, or (ii) the Exploitation of such Safety Switch Licensed Technology in a Safety Switch Licensed Product. Notwithstanding the foregoing, [***]. 1.194 “Safety Switch Licensed Patents” means all Patents, including Patents that Cover [***], that (a) are Controlled by Autolus or any of its Affiliates, as of the Effective Date or during the Term, and (b) claim or Cover (i) the Safety Switch Licensed Technology, (ii) the Safety Switch Licensed Know- How, or (iii) the Exploitation of such Safety Switch Licensed Technology in a Safety Switch Licensed Product. 1.195 “Safety Switch Licensed Product” means any pharmaceutical or biologic product, in any form, that contains or incorporates any Safety Switch Licensed Technology. For the purposes of this Agreement, [***], and provided further that [***].

17 1.196 “Safety Switch Licensed Technology” means each regulatable control module listed in Schedule 1.191, Part A. 1.197 “Safety Switch Option” has the meaning set out in Section 6.3(c). 1.198 “Sales Tax” means any sales, goods, services, value-added, turnover, consumption, use or similar tax and any tax charged on the import or export of any goods or services. 1.199 “Selling Party” means (a) with respect to Obe-cel Product, Autolus, its Affiliates or Autolus Licensees, as applicable and (b) with respect to any [***] Licensed Product, BioNTech, its Affiliates or Sublicensees, as applicable. 1.200 “Share Purchase Agreement” has the meaning set out in the recitals to this Agreement. 1.201 “Sponsor” means the sponsor of the [***] of the applicable Option Product or Next Gen Product. 1.202 “Subcommittee” has the meaning set out in Section 2.4. 1.203 “Subcontractor” has the meaning set out in Section 5.3 1.204 “Sublicensee” means a Third Party to whom BioNTech or any of its Affiliates has granted a sublicense of any of its rights under this Agreement to Exploit [***] Licensed Products; provided that, notwithstanding any provision to the contrary set forth in this Agreement, Subcontractors, distributors and wholesalers will not be considered Sublicensees. 1.205 “Target” means one or more biological targets identified by BioNTech in respect of which BioNTech wishes to exercise any Module Option, provided that, other than in respect of [***], if [***]. 1.206 “[***]” has the meaning set out in [***]. 1.207 “Tax” or “Taxes” means any taxes, duties, levies or imposts and other charges in the nature of tax and all related withholding or deductions. 1.208 “Technologies License Agreement” has the meaning set out in Section 6.5. 1.209 “Technologies Option” means (a) the [***] Option, (b) the Safety Switch Option, (c) the Activity Enhancement Option, or (d) [***] Option, as applicable. 1.210 “Technologies Option Buyer” has the meaning set out in Section 1.217. 1.211 “Technologies Option Exercise Fee” has the meaning set out in Section 6.6. 1.212 “Technologies Option Exercise Fee Cap” has the meaning set out in Section 6.6. 1.213 “Technologies Option Exercise Notice” has the meaning set out in Section 6.5. 1.214 “Technologies Option IP” means (a) the [***] Licensed IP, (b) the Safety Switch Licensed IP, (c) Activity Enhancement Licensed IP, and (d) [***] Licensed IP.

18 1.215 “Technologies Option Period” means the period of time commencing on the Effective Date and ending on the later of the expiration of (a) the [***] Option Period, (b) the Module Option Period, and (c) [***] Option Period. 1.216 “Technologies Option Technology” means the [***] Licensed Binder, [***] Licensed Binder, Safety Switch Licensed Technology, Activity Enhancement Licensed Technology, and [***] Licensed Binder. 1.217 “Technologies Option Transaction” means the [***] to a Third Party (the “Technologies Option Buyer”). 1.218 “Term” has the meaning set out in Section 13.1(b). 1.219 “Territory” means worldwide. 1.220 “Third Party” means any Person other than a Party or an Affiliate of a Party. 1.221 “Third Party Evaluator” means Subcontractors performing activities in connection with the research or development of products being researched or developed, in whole or in part, by or on behalf of BioNTech or its Affiliates alone or in conjunction with a Third Party collaborator. 1.222 “Transferred Materials” has the meaning set out in Section 6.2(a). 1.223 “[***]” means [***]. 1.224 “[***]” means [***]. 1.225 “[***]” means [***]. 1.226 “[***] Field” means (a) the Field and (b) [***]. 1.227 “[***] Licensed Binder” means (a) any of the Binders of [***], and (b) [***], provided that clause (b) shall not include any Binder that (i) [***], or (ii) [***]. 1.228 “[***] Licensed Binder” means (a) any of the Binders of [***], and (b) [***], provided that clause (b) shall not include any Binder that (i) [***], or (ii) [***]. 1.229 “[***] Licensed IP” means the [***] Licensed Know-How and the [***] Licensed Patents. 1.230 “[***] Licensed Know-How” means all Know-How, including [***], that is (a) Controlled by Autolus or its Affiliates, as of the Effective Date or during the Term, and (b) necessary or reasonably useful for (a) the Development of the [***] Licensed Binder and/or the [***] Licensed Binder, or (b) the Exploitation of such Binders in a [***] Licensed Product, or [***]. Notwithstanding the foregoing, [***]. 1.231 “[***] Licensed Patents” means all Patents, including Patents that Cover [***], that (a) are Controlled by Autolus or any of its Affiliates, as of the Effective Date or during the Term, and (b) claim or Cover (i) the [***] Licensed Binder or the [***] Licensed Binder, (ii) the [***] Licensed Know- How, or (iii) the Exploitation of the [***] Licensed Binder and/or the [***] Licensed Binder in a [***] Licensed Product or [***].

19 1.232 “[***] Licensed Product” means any pharmaceutical or biologic product (a) that expresses In Vivo, or (b) is an ADC that contains, in each case of (a) and (b), the [***] Licensed Binder and/or the [***] Licensed Binder, including any dosage strengths, presentations, formulations or methods of administration, but excluding a [***]. For the purposes of this Agreement, [***] and provided further that [***]. For clarity, [***]. 1.233 “[***] Option” has the meaning set out in Section 6.3(a). 1.234 “[***] Option Period” has the meaning set out in Section 6.1. 1.235 “[***]” means [***]. 1.236 “[***]” means [***]. 1.237 “[***]” means [***]. 1.238 “[***]” has the meaning set forth in [***]. 1.239 “United States” or “U.S.” means the United States of America, its territories and possessions. 1.240 “Upfront Payment” has the meaning set out in Section 7.3. 1.241 “Upstream License Agreement” means [***]. 1.242 “Valid Claim” means [***] of: (a) a [***] Patent [***], which [***] and [***] and [***], provided that such [***] to which such [***] patent [***] is [***], excluding, however, any [***] that [***], and provided further that from and after such [***], unless and until [***], and [***]; or (b) any [***] Patent for which [***] any of the following: [***]; or [***], and provided further, that in no event will any [***] with respect to [***]. For the purposes of this Agreement, [***] shall be subject to subparagraphs (a) or (b) hereof, or [***]. For the purpose of this definition, [***]. 2. SCOPE AND GOVERNANCE 2.1 Collaboration Overview. Under and pursuant to the terms of this Agreement: (a) the Parties shall discuss [***] (i) one or more agreements with respect to manufacturing and commercial services pursuant to Section 3.1 and (ii) a potential research and development collaboration agreement pursuant to Section 3.2; (b) Autolus shall grant BioNTech certain exclusive options to obtain certain exclusive rights to certain agreed programs Controlled by Autolus, pursuant to Article 4; (c) Autolus shall grant BioNTech an exclusive license to [***] Licensed Binders and [***] Licensed Binders pursuant to Article 5; (d) Autolus shall grant BioNTech options to obtain licenses related to (i) [***] Licensed Binders and [***] Licensed Binders, (ii) Safety Switch Licensed Technology, (iii) Activity Enhancement Licensed Technology, and (iv) [***] Licensed Binders, each in accordance with Article 6; (e) Autolus shall pay to BioNTech the Obe-cel Revenue Interest pursuant to Section 7.5; and (f) BioNTech shall pay the license payment to Autolus set out in Section 9.1, purchase shares in Autolus set out in the Share Purchase Agreement, as further set out in the Recitals, and make the other payments set out under this Agreement in accordance with the terms hereof. 2.2 Joint Steering Committee.

20 (a) Within [***], the Parties shall establish a joint steering committee (the “JSC”) to provide a forum for communication between the Parties and to oversee the relationship between the Parties; provided, however, that the JSC shall have no authority to amend this Agreement. The JSC is formed to aid in the exchange of information and discussions by the Parties [***]. The JSC shall disband upon the later of (i) [***], and (ii) [***]; provided, that upon BioNTech’s written request, the term of the JSC shall continue for [***] beyond such period. (b) The JSC shall be comprised of an equal number of representatives from each of Autolus and BioNTech. The exact number of such representatives shall be [***] for each Party, or such other number as the Parties may agree. Autolus and BioNTech shall each designate one of its JSC members as co-chairperson of the JSC. Each Party may replace any or all of its representatives or appoint a proxy at any time by giving prior written notification to the other Party. Each Party may, in its reasonable discretion, invite other employees and agents of such Party who are under written obligations of confidentiality to attend meetings of the JSC. (c) From [***] until [***], the JSC will hold meetings on a [***] basis, and thereafter shall hold meetings [***], in each case unless otherwise agreed by the Parties. All meetings will be held by videoconference, telephone, web conference, or face to face, unless otherwise agreed by the JSC. The co- chairpersons of the JSC will set the agenda for meetings of the JSC. The co-chairpersons will issue minutes of each meeting of the JSC [***] following each meeting. The minutes will be considered as accepted if, within [***] following receipt, no one has objected in writing (including by electronic mail) to the co- chairpersons disputing the accuracy of such minutes. The minutes of each JSC meeting are the Confidential Information of both Parties. (d) The JSC will: (i) review and discuss Autolus’s [***] updates provided under Section 4.2(a), any Data Package provided under Section 4.2(b), and any commencement by Autolus of Development activities on any Next Gen Product notified under Section 4.2(c); (ii) following delivery of any Development Plan Trigger Notice or Next Gen Development Plan Trigger Notice, review and discuss the Option Product Development Plan or Next Gen Development Plan (as applicable), in accordance with Section 4.3 and Section 4.8(c) respectively; (iii) review the [***] updates provided by BioNTech pursuant to Section 6.2(d); (iv) review and discuss the report regarding the Obe-cel Product set forth in Section 7.1, and any updates to such report; (v) review and discuss [***] updates on Development of Obe-cel Product with respect to Indications other than [***]; (vi) during the [***], including Autolus’s [***] updates provided under Section 8.2; (vii) review and discuss any [***] under Section 3.1(b), and oversee [***] pursuant to Section 3.1(b); (viii) review and discuss each report provided by BioNTech under Section 5.11;

21 (ix) review and discuss [***]; (x) perform other responsibilities specifically assigned to the JSC pursuant to this Agreement or as may be mutually agreed upon by the Parties in writing from time to time. (e) Without prejudice to any obligation on Autolus to provide any of the information referenced for review and discussion at the JSC on particular timelines elsewhere in this Agreement, Autolus shall ensure that such information for discussion and review will be made available to BioNTech in writing reasonably in advance of each JSC meeting. (f) The Parties will [***]. 2.3 Alliance Managers. Within [***], each Party shall appoint an individual (who is not a member of the JSC) who possesses a general understanding of this Agreement to act as the alliance manager for such Party (“Alliance Manager”). Each Alliance Manager may attend meetings of the JSC as a nonvoting observer and the Alliance Managers may bring to the attention of the JSC any matters or issues such Alliance Manager reasonably believes should be discussed. The Alliance Managers will be a key point of contact for the Parties regarding the contractual and business aspects of the collaboration during the Term. Each Party may replace its Alliance Manager at any time by giving prior written notification to the other Party. 2.4 Subcommittees. The JSC may establish one or more subcommittees of the JSC (each a “Subcommittee”). Each Subcommittee shall be established on mutually agreed terms, and have agreed specific responsibilities, provided, that no Subcommittee shall have the authority to amend this Agreement or any other agreement. 3. COLLABORATION AGREEMENTS 3.1 Manufacturing and Commercial Services Agreement. (a) During the period commencing on the Effective Date and ending on the eighteen (18) month anniversary of the Effective Date (“MCSA Negotiation Period”), the Parties shall [***] negotiate the terms of and execute a joint manufacturing and commercial services agreement (“MCSA”) pursuant to which (i) Autolus may obtain access to BioNTech’s manufacturing and commercial site services capabilities for Autolus’s CAR-T products, and (ii) BioNTech may obtain access to Autolus’s manufacturing and commercial site services capabilities for BioNTech’s CAR-T products, including the product known as BNT211 (“BNT211”), including, in each case, [***]. The MCSA will reflect the terms set forth on Schedule 3.1. (b) During the MCSA Negotiation Period, Autolus (1) shall provide updates to the JSC on the progress of its Manufacturing facilities to allow BioNTech to monitor the progress of such facilities and (2) [***]. For the avoidance of doubt, subject to Autolus reserving the requisite capacity for BioNTech, (i) this Section 3.1(b) does not prevent, inhibit or otherwise affect Autolus’s ability to Manufacture any product that has been Developed by Autolus or its Affiliates (including Obe-cel Product), whether for sale by itself or any Third Party, (ii) [***], and (iii) [***] after [***], the Parties shall [***], which shall [***]. (c) Autolus will [***] ensure that its manufacturing facility is ready and available to manufacture BNT211 by [***] such that the batches produced at Autolus’s manufacturing facility can be [***], subject to (i) Section 3.1(d), (ii) BioNTech fulfilling its obligations in [***], and (iii) BioNTech [***]. If a Party’s performance of its obligations under [***] is adversely affected in a material manner by

22 the other Party’s failure to perform its obligations under this Agreement, then the impact of such performance failure will be taken into account in determining whether such first Party has used the required efforts to perform any such affected obligations, but only to the extent such other Party’s performance failure is the cause of such first Party’s failure to meet such obligations and such first Party continues to use the required efforts to reduce the impact of the other Party’s performance failure. (d) If the MCSA is not entered into within [***] following [***], then the timeline of [***] in Section 3.1(c) shall be [***]. (e) If upon expiry of the MCSA Negotiation Period, the Parties are unable to agree the terms of the MCSA, BioNTech may, in its sole discretion, refer the terms of the MCSA for resolution using Baseball Arbitration, which referral must occur within [***] of expiry of the MCSA Negotiation Period. If (i) BioNTech does not refer the terms of the MCSA for resolution using Baseball Arbitration within [***] of expiry of the MCSA Negotiation Period, or (ii), BioNTech chooses not to enter into the MCSA within [***] after the arbitrator has given a final decision in Baseball Arbitration then, without any further action required on the part of either Party, the obligations set out in Section 3.1(a), Section 3.1(b) and Section 3.1(c) shall expire and, if an MCSA has not been entered into by such date, then there shall be no further obligation to continue negotiations on either Party and Autolus, at its sole discretion, may enter into an agreement with a Third Party pursuant to which Autolus would Manufacture a Third Party’s CAR-T Cell Therapy. 3.2 Research and Development Collaboration Agreement. During [***], the Parties shall discuss [***] the terms, including financial terms, of a research and development collaboration agreement regarding products that utilize the expertise of both Parties (“Research and Development Collaboration Agreement”), provided that neither Party is required to enter into such Research and Development Collaboration Agreement, and the obligation to discuss shall expire at the end of such [***] period. 4. PRODUCT OPTIONS 4.1 Product Options. With effect from the Effective Date, Autolus hereby grants to BioNTech, on an Option Product-by-Option Product basis, the exclusive option to obtain the exclusive right to co-fund certain development costs in respect of the relevant Option Product in return for a [***] profit sharing arrangement, and to obtain the exclusive option to co-promote and co-commercialize the Option Product, in each case, for all oncology Indications and subject to and as further set out in this Article 4 and Schedule 4.4(a) (each, a “Product Option”). 4.2 Provision of Data. (a) Autolus shall, within [***], deliver to BioNTech, all information and data received or otherwise Controlled by Autolus in relation to the Development of the Option Products, [***], in the formats such information and data are held by Autolus [***]. During the applicable Product Option Period, Autolus shall provide additional data received by or otherwise Controlled by Autolus in relation to the Development of the Option Products to BioNTech [***] following such data becoming available to Autolus. Autolus will provide the JSC with updates on the progress of the Sponsor’s activities in relation to such Option Product or Next Gen Product, as applicable, every [***] during the applicable (i) Product Option Period for each Option Product, and, (ii) Next Gen Product Option Period for each Next Gen Product. Autolus will also provide the JSC with updates on the progress of the Development of each Option Product and Next Gen Product [***] from [***] until the end of the Product Option Period for the applicable Option Product and from [***] until the end of the Next Gen Product Option Period for the applicable Next Gen Product. Autolus shall, during the applicable Product Negotiation Period on an Option Product-by- Option Product basis and, during the applicable Next Gen Product Negotiation Period on a Next Gen

23 Product-by-Next Gen Product basis, on BioNTech’s request, request from the Sponsor any additional relevant data that the Sponsor has in relation to the Option Products or Next Gen Products, as applicable, which has not been provided to Autolus. On BioNTech’s request during the applicable Product Negotiation Period or Next Gen Product Negotiation Period, Autolus will [***] facilitate access for BioNTech to the Sponsor’s principal investigators working on the Development of the applicable Option Products and Next Gen Products. Autolus will [***] provide BioNTech with [***] (1) of AUTO6NG Product during the applicable Product Option Period and any applicable ROFN Period, and (2) of any Next Gen Product during the applicable Next Gen Product Option Period. To the extent that any data to be provided under this Section 4.2(a), Section 4.2(b) or Section 4.7(b) constitutes Personal Data, Autolus shall only be obliged to deliver such Personal Data to BioNTech to the extent to which it can be delivered in compliance with Applicable Data Protection Law. If the current formats are not compatible with the transfer of such information and data to BioNTech in compliance with Applicable Data Protection Law, then Autolus shall [***] (A) to obtain such information and data in an anonymized or other format that (x) can be transferred to BioNTech and (y) results in the applicable information and data no longer constituting Personal Data under Applicable Data Protection Law, or (B) to facilitate an appropriate data transfer agreement under which such data can be provided to BioNTech in compliance with Applicable Data Protection Law, provided that [***]. (b) Autolus shall deliver to BioNTech the applicable Data Package: (i) within [***] after [***], with respect to the AUTO1/22 Product, (ii) [***], with respect to the AUTO6NG Product, or (iii) during the applicable Next Gen Product Option Period, [***]. Autolus shall provide reasonable assistance to BioNTech in analyzing each Data Package, at BioNTech’s written request and [***]. (c) If Autolus commences Development activities on any Next Gen Product during the Next Gen Product Option Period, it shall inform BioNTech [***]. 4.3 Development Plan. On an Option Product-by-Option Product basis, at any time during the applicable Product Option Period after BioNTech has received the relevant Data Package pursuant to Section 4.2(b), BioNTech may notify Autolus in writing that it wishes to receive a Development plan for such Option Product (a “Development Plan Trigger Notice”). Within [***] after Autolus receives a Development Plan Trigger Notice, Autolus shall provide to BioNTech a reasonably detailed written Development plan and associated budget for the applicable Option Product (the “Option Product Development Plan”). The Option Product Development Plan would include [***]. Upon BioNTech’s request, the Parties, through the JSC, would discuss the Option Product Development Plan and associated budget and Autolus shall [***]. For clarity, [***]. If BioNTech provides a Development Plan Trigger Notice, and Autolus does not, at such time, intend to Develop further such Option Product, then Section 4.7 applies. For the period from provision of the Data Package until the earlier of: (i) the relevant Product Option Period expires without a Development Plan Trigger Notice being received by Autolus, (ii) [***] after BioNTech’s receipt of the applicable Option Product Development Plan, if no Negotiation Trigger Notice is received by Autolus, or (iii) expiry of the Product Negotiation Period and any period during which a Baseball Arbitration procedure is ongoing with respect to such Option Product, Autolus shall not grant a Third Party rights to Exploit the relevant Option Product without BioNTech’s prior written consent, [***]. 4.4 Negotiation of Product Agreement. (a) Negotiation Trigger Notice. Within [***] after BioNTech’s receipt of the Option Product Development Plan, BioNTech may notify Autolus in writing that it wishes to enter into exclusive negotiations with Autolus to finalize the terms of and execute an agreement in respect of the Exploitation of a particular Option Product for the treatment of one or more oncology Indications, providing for co- funding and [***] profit share arrangements and an exclusive option for BioNTech to co-promote and co- commercialize (each a “Negotiation Trigger Notice”), which agreement shall include the terms set out in

24 Schedule 4.4(a) (each a “Product Agreement”). The Option Product Development Plan would be included as an initial Development plan to the Product Agreement. (b) Negotiation of Product Agreement. The Parties shall, on an Option Product-by- Option Product basis, negotiate exclusively [***] for a period of [***] from the date of Autolus’s receipt of the Negotiation Trigger Notice (“Product Negotiation Period”), to agree the definitive terms of the applicable Product Agreement. If the anticipated start date for the Development activities included in the Option Product Development Plan is more than [***] after BioNTech’s receipt of the Option Product Development Plan, the Parties would [***]. (c) Referral to Baseball Arbitration. If, upon expiry of the applicable Product Negotiation Period, the Parties are unable to agree the terms of such Product Agreement, BioNTech may, in its sole discretion, refer the terms of the Product Agreement ([***]) for resolution using Baseball Arbitration, which referral must occur within [***] of expiry of the applicable Product Negotiation Period. 4.5 Option Exercise. (a) Option Exercise Notice. Within [***] after (i) the Parties have agreed on a Product Agreement for the applicable Option Product or (ii) the arbitrator has given a final decision in Baseball Arbitration, as applicable, BioNTech may notify Autolus in writing that it wishes to execute the applicable Product Agreement (a “Product Option Exercise Notice”). If BioNTech provides such a Product Option Exercise Notice, then the Parties shall execute such Product Agreement within [***] after Autolus’s receipt of the Product Option Exercise Notice. (b) Option Exercise Fee. BioNTech shall pay Autolus the applicable option exercise fee set forth below for the corresponding Product Agreement within [***] after the receipt of an invoice from Autolus following the execution of such Product Agreement: Option Product Option Exercise Fee AUTO1/22 [***] AUTO6NG [***] 4.6 Failure to Exercise Option or Rejection of Baseball Arbitration. (a) If: (i) Autolus does not receive a Development Plan Trigger Notice during the applicable Product Option Period, or (ii) Autolus does not receive a Negotiation Trigger Notice within [***] after BioNTech’s receipt of an Option Product Development Plan, or (iii) the Parties fail to enter into a Product Agreement during the applicable Product Negotiation Period and BioNTech does not refer such matter for resolution using Baseball Arbitration in the period described in Section 4.4(c), or

25 (iv) Autolus does not receive a Product Option Exercise Notice within [***] after the Parties have agreed on a Product Agreement for the applicable Option Product or the arbitrator has given a final decision in Baseball Arbitration, or (v) BioNTech chooses not to enter into the applicable Product Agreement within [***] after the Parties have agreed on a Product Agreement for the applicable Option Product or the arbitrator has given a final decision in Baseball Arbitration, then in each case of (i)–(v), with effect from the date of expiry of such period, and without any further action required on the part of either Party, the applicable Product Option shall expire and then the terms of this Article 4 shall no longer apply to such Option Product and, without limiting the generality of the foregoing, Autolus may commence Development of such Option Product or enter into an agreement with a Third Party for such Option Product, on terms determined at Autolus’s sole discretion without further reference to BioNTech, save as provided in Section 4.6(b). (b) If Autolus elects to commence Development of an Option Product in accordance with Section 4.6(a)(ii)–(v) where Autolus received a Development Plan Trigger Notice, but for which the Parties have not entered into a Product Agreement, (i) Autolus shall, on BioNTech’s written request during the [***] from the date of expiry of the applicable period in Section 4.6(a), provide BioNTech with a report on Autolus’s Development spend under the applicable Development Plan reconciled against the budget for the applicable Development Plan, and [***] (a “Failure to Develop”), Autolus will notify BioNTech in writing (a “Failure to Develop Notice”) and the provisions of Section 4.2(b) and Section 4.8 shall apply to any Next Gen Product of such Option Product, for which Autolus obtains, within [***] after the BioNTech’s receipt of the Failure to Develop Notice (the “Failure to Develop Period”), sufficient data and information to provide BioNTech with a Data Package. 4.7 Rights of BioNTech if Autolus does not wish to Develop. (a) If Autolus notifies BioNTech pursuant to Section 4.3 that it does not, at the time of receipt by Autolus of a Development Plan Trigger Notice, intend to Develop further such Option Product, then Autolus shall and hereby does grant BioNTech (i) a right of first negotiation, as set out in this Section 4.7, in relation to such Option Product if Autolus intends (1) [***], or (2) [***] ((1) and (2) collectively, an “Option Product Right”), and (ii) the right to negotiate a Product Agreement in accordance with Sections 4.3–4.6 if Autolus intends to Develop such Option Product itself or with or through any Affiliate, in the case of both (i) and (ii) for a period of [***] commencing on the date of receipt by Autolus of the applicable Development Plan Trigger Notice (the “ROFN Period”), subject to and as further set out in Section 4.7(b). Notwithstanding the foregoing, the rights in this Section 4.7 do not apply to an Acquisition of Autolus or its Affiliate. For clarity, Section 4.7 remains in full force and effect following an Acquisition of Autolus or its Affiliate. (b) If Autolus notifies BioNTech pursuant to Section 4.3 that it does not, at the time of receipt by Autolus of a Development Plan Trigger Notice, intend to Develop further such Option Product, and thereafter during the ROFN Period Autolus intends to Develop such Option Product itself or with or through any Affiliate or to grant any Third Party an Option Product Right, then, prior to commencing such Development or engaging in discussions or entering into any agreement with any Third Party for the grant of such rights (a “Restricted Act”), Autolus shall provide BioNTech with prior written notice and all material information and data relating to such Option Product then in its possession (to the extent not previously provided pursuant to Section 4.2) and, (i) in the event that Autolus intends to grant any Third Party an Option Product Right, for a period of [***] after receipt of such notice and information, BioNTech has an exclusive right of first negotiation to enter into a definitive agreement with Autolus granting BioNTech rights in relation to such Option Product, and during such [***], Autolus would negotiate [***]

26 with BioNTech and would not perform any Restricted Act, and (ii) in the event that Autolus intends to Develop such Option Product itself or with or through any Affiliate, to an option on the terms set out in Schedule 4.4(a), in which case the provisions of Sections 4.3–4.6 shall apply, mutatis mutandis, provided that BioNTech provides a Development Plan Trigger Notice to Autolus within [***] of receiving written notice and all material information and data from Autolus regarding Autolus’s proposed further Development of such Option Product. (c) Notwithstanding the ROFN Period, if the Parties fail to enter into a definitive agreement prior to (i) in the case of Autolus intending to Develop such Option Product through the grant of any Option Product Rights to any Third Party, the expiration of the [***] period set forth in Section 4.7(b), and (ii) in the case of Autolus intending to Develop such Option Product itself or with or through any Affiliate, the date of expiry of the applicable period set forth in Sections 4.6(a)(i)–4.6(a)(v), mutatis mutandis, then (1) for a period of [***] after the ROFN Period, Autolus will notify BioNTech if Autolus intends to grant a Third Party a Product Option Right, and (2) all of the terms of this Section 4.7 shall no longer apply to such Option Product and, for clarity, and without limiting the generality of the foregoing, Autolus may commence Development of such Option Product, engage in discussions with a Third Party or enter into an agreement with a Third Party for such Option Product, on terms determined at Autolus’s sole discretion. 4.8 Next Generation Products Option. (a) Next Gen Product Option and Next Gen Product Development Plan. Autolus hereby grants to BioNTech, on a Next Gen Product-by-Next Gen Product basis, the exclusive option in relation to any Next Gen Product for which Autolus provides BioNTech with a Data Package pursuant to Section 4.2(b), to obtain the exclusive right to co-fund certain development costs in respect of the relevant Next Gen Product in return for a [***] profit sharing arrangement, in each case, for all oncology Indications, and obtain the exclusive option to co-promote and co-commercialize such Next Gen Product for all oncology Indications, in each case, subject to and as set out in this Section 4.8 (“Next Gen Product Option”). (b) Next Gen Product Development Plan. At any time during the [***] period after BioNTech’s receipt of a Data Package for a Next Gen Product pursuant to Section 4.2(b) (the “Next Gen Notification Period”), BioNTech may notify Autolus in writing that it wishes to receive a Development plan for such Next Gen Product (a “Next Gen Development Plan Trigger Notice”). Within [***] after Autolus receives a Next Gen Development Plan Trigger Notice, Autolus shall provide to BioNTech a reasonably detailed written Development plan and associated budget for the applicable Next Gen Product (the “Next Gen Product Development Plan”). The Next Gen Product Development Plan would include [***]. Upon BioNTech’s request, the Parties, through the JSC, would discuss the Next Gen Product Development Plan and associated budget and Autolus shall [***]. For clarity, [***]. For the period from receipt by Autolus of a Next Gen Development Plan Trigger Notice until the earlier of (i) [***] after BioNTech’s receipt of the applicable Next Gen Product Development Plan, if no Next Gen Negotiation Trigger Notice is received by Autolus, or (ii) the expiry of the Next Gen Product Negotiation Period and any period during which a Baseball Arbitration procedure is ongoing with respect to such Next Gen Product, Autolus shall not grant a Third Party rights to Exploit the relevant Next Gen Product without BioNTech’s prior written consent, [***]. (c) Negotiation Trigger Notice. Within [***] after BioNTech’s receipt of the Next Gen Product Development Plan, BioNTech may notify Autolus in writing that it wishes to enter into exclusive negotiations with Autolus to agree the terms of and execute an agreement in respect of the Exploitation of the applicable Next Gen Product for the treatment of one or more oncology Indications, providing for co-funding and [***] profit share arrangements and an exclusive option for BioNTech to co-

27 promote and co-commercialize (each a “Next Gen Negotiation Trigger Notice”), which agreement shall include the terms set out in Schedule 4.4(a) (each a “Next Gen Product Agreement”). The Next Gen Product Development Plan would be included as an initial Development plan to the Next Gen Product Agreement. 4.9 Negotiation of Next Gen Product Agreement. The Parties shall, on a Next Gen Product- by-Next Gen Product basis, negotiate exclusively [***] for a period of [***] from the date of Autolus’s receipt of the Next Gen Negotiation Trigger Notice to agree the definitive terms of the applicable Next Gen Product Agreement (such period and any mutually agreed extension, the “Next Gen Product Negotiation Period”), to agree the definitive terms of the applicable Next Gen Product Agreement. If the anticipated start date for the Development activities included in the Next Gen Product Development Plan is more than [***] after BioNTech’s receipt of the Next Gen Product Development Plan, the Parties would [***]. 4.10 Referral to Baseball Arbitration. If, upon expiry of the applicable Next Gen Product Negotiation Period, the Parties are unable to agree the terms of such Next Gen Product Agreement, BioNTech may, in its sole discretion, refer the terms of the Next Gen Product Agreement ([***]) for resolution using Baseball Arbitration, which referral must occur within [***] of expiry of the applicable Next Gen Product Negotiation Period. 4.11 Failure to Exercise Option or Rejection of Baseball Arbitration. If: (a) Autolus does not receive a Next Gen Development Plan Trigger Notice during the applicable Next Gen Notification Period, or (b) Autolus does not receive a Next Gen Negotiation Trigger Notice within [***] after BioNTech’s receipt of a Next Gen Product Development Plan, or (c) the Parties fail to enter into a Next Gen Product Agreement during the applicable Next Gen Product Negotiation Period and BioNTech does not refer such matter for resolution using Baseball Arbitration in the period described in Section 4.10, or (d) Autolus does not receive a Next Gen Option Exercise Notice within [***] after the Parties have agreed on a Next Gen Product Agreement for the applicable Next Gen Product or the arbitrator has given a final decision in Baseball Arbitration, or (e) BioNTech chooses not to enter into the applicable Next Gen Product Agreement within [***] after the Parties have agreed on a Next Gen Product Agreement for the applicable Next Gen Product or the arbitrator has given a final decision in Baseball Arbitration, then in each case of (a)–(e), with effect from the date of expiry of such period, and without any further action required on the part of either Party, the applicable Next Gen Product Option shall expire and then the terms of this Article 4 shall no longer apply to such Next Gen Product and, without limiting the generality of the foregoing, Autolus may commence Development of such Next Gen Product or enter into an agreement with a Third Party for such Next Gen Product, on terms determined at Autolus’s sole discretion without further reference to BioNTech. 4.12 Next Gen Option Exercise. (a) Option Exercise Notice. Within [***] after (i) the Parties have agreed on a Next Gen Product Agreement for the applicable Next Gen Product or (ii) the arbitrator has given a final decision

28 in Baseball Arbitration, as applicable, BioNTech may notify Autolus in writing that it wishes to execute the applicable Next Gen Product Agreement (a “Next Gen Option Exercise Notice”). If BioNTech provides such a Next Gen Option Exercise Notice, then the Parties shall execute such Next Gen Product Agreement within [***] after Autolus’s receipt of the Next Gen Option Exercise Notice. (b) Next Gen Option Exercise Fee. BioNTech shall pay Autolus the applicable option exercise fee set forth below for the corresponding Next Gen Product Agreement within [***] after the receipt of an invoice from Autolus following the execution of such Next Gen Agreement: Next Gen Product Option Exercise Fee AUTO1/22 [***] AUTO6NG [***] 4.13 If Autolus does not wish to Develop. If BioNTech provides a Next Gen Development Plan Trigger Notice, and Autolus does not, at such time, intend to Develop further such Next Gen Product, then Autolus shall provide BioNTech with written notice and all material information and data relating to such Next Gen Product then in Autolus’s possession and, for a period of [***] after receipt of such notice and information, BioNTech has a right of first negotiation to such Next Gen Product to obtain rights in such Next Gen Product. During such [***], Autolus may not perform any Development, engage in discussions or enter into any agreement with any Third Party for the grant of any rights in relation to such Next Gen Product. 5. LICENSE TO [***] AND [***] BINDERS 5.1 License Grant. Subject to the terms and conditions of this Agreement, with effect from the Effective Date, Autolus hereby grants to BioNTech: (a) an exclusive (including as to Autolus and its Affiliates), sub-licensable (subject to Section 5.3), payment-bearing, worldwide license under the [***] Licensed IP (i) to Develop the [***] Licensed Binder and the [***] Licensed Binder in connection with a [***] Licensed Product, and (ii) to Exploit [***] Licensed Products directed to [***], in each case of (i) and (ii), in the Field in the Territory (“[***] License”); and (b) a non-exclusive, non-transferable, limited, non-sublicensable (other than to Third Party Evaluators) license under the [***] Licensed IP to research and Develop (only up to and including [***]) a CAR-T Cell Therapy; provided that [***]; provided further that [***]. 5.2 Right of Negotiation. If BioNTech, its Affiliates or Sublicensees wishes to Exploit any [***] Licensed Product in combination with a CAR-T Cell Therapy that [***] (the “Autolus [***] CAR- T”), then prior to [***], BioNTech shall provide Autolus with prior written notice and grants, and shall procure the grant of, to Autolus, for a period of [***] after receipt of such notice, a right of first negotiation to, [***], negotiate and enter into an agreement with BioNTech, its Affiliate or Sublicensee (as applicable) for Autolus or its Affiliate to be BioNTech’s partner for such combination therapy, whereby [***] Licensed Product would be used in combination with such Autolus [***] CAR-T. Prior to or during such [***] period, BioNTech, its Affiliates and Sublicensees shall [***]. 5.3 Sublicense Rights; Subcontracting. Subject to the terms and conditions of this Agreement, BioNTech may sublicense the rights granted to it by Autolus under Section 5.1, including in

29 connection with subcontracting to Third Parties whose business is to provide services to other entities, including contract research organizations, contract laboratory testing providers, contract manufacturing organizations, contract sales force providers, contract employees, and scientific, regulatory or other expert consultants and professional advisors (“Subcontractor”) the rights or performance of tasks and obligations with respect to the Exploitation of [***] Licensed Products; provided that: (a) BioNTech is not permitted to grant a sublicense under the rights granted to it by Autolus under Section 5.1 that permits the Sublicensee to Develop or otherwise use a [***] Licensed Binder and/or a [***] Licensed Binder: (i) for any purpose other than [***], and (ii) for any purpose other than [***] under: (1) [***] described in clause (i), or (2) [***] described in clause (i), provided that, if [***], then unless [***]; (b) any such sublicenses shall be in writing and be consistent with the applicable terms and conditions of this Agreement; (c) BioNTech shall remain responsible for the performance of all of its Sublicensees to the same extent as if such activities were conducted by BioNTech, and, as between the Parties, BioNTech shall remain responsible for any payments due to Autolus under this Agreement with respect to activities of any Sublicensees; and (d) within [***] after the execution of any sublicense agreement with a Sublicensee, BioNTech shall provide Autolus with a copy of such sublicense agreement, provided that BioNTech may redact any terms of such sublicense agreement (i) [***] or (ii) [***]. 5.4 Retention of Rights. Autolus hereby expressly reserves the right to practice, and to grant licenses under, the [***] Licensed IP outside the scope of the licenses granted to BioNTech pursuant to Section 5.1. 5.5 No Implied Licenses. Except as expressly provided in this Agreement, neither Party shall acquire any license or other intellectual property interest, by implication, estoppel, or otherwise, under or to any Patents, Know-How, information, or other intellectual property owned or controlled by the other Party. BioNTech shall not, nor shall it permit any of its Affiliates or Sublicensees to, practice any Patents or Know-How licensed to it by Autolus outside the scope of the licenses granted to it under this Agreement, except as permitted under Applicable Law. 5.6 Scope. For clarity, subject to the terms of this Agreement (including Section 5.1 and Section 5.2), the licenses granted to BioNTech by Autolus to Exploit [***] Licensed Products extend to BioNTech being able to Exploit [***] Licensed Products in conjunction with BioNTech’s own products, product components, or other technologies or Third Party products, product components, or other technologies, in each case, whether through co-formulation, co-packaging, co-administration, or any other use as part of a Combination Product or combination therapy. 5.7 [***]. In the event that [***], BioNTech hereby grants to Autolus a non-exclusive, [***] irrevocable, perpetual license in the Field in the Territory under [***] Binder [***] Patent in the field of [***] only in the Territory solely for Autolus, its Affiliates and Autolus Licensees to Exploit [***] in the field of [***] in the Territory. Any sublicenses shall be in writing and be consistent with the applicable terms and conditions of this Agreement. As used in this Section Error! Reference source not found., “[***]” means [***].

30 5.8 Transfer of Know-How. [***], Autolus shall transfer, disclose and otherwise make available to BioNTech the Initial Tech Transfer Package. If, following such initial transfer BioNTech notifies Autolus, in writing, of any specific (a) [***] Licensed Know-How, (b) [***] Licensed Know- How, (c) Activity Enhancement Licensed Know-How, (d) Safety Switch Licensed Know-How or (e) [***] Licensed Know-How, in Autolus’s or its Affiliates’ Control, or Autolus identifies such Know How, in each case which has not previously been provided to BioNTech ([***]), then Autolus shall [***] disclose to BioNTech such Know-How. At BioNTech’s written request [***], Autolus shall provide reasonable assistance to BioNTech in analyzing and understanding the (i) [***] Licensed Know-How, (ii) [***] Licensed Know-How, (iii) Activity Enhancement Licensed Know-How, (iv) Safety Switch Licensed Know-How, (v) [***] Licensed Know-How, and (vi) Initial Tech Transfer Package, including making relevant personnel available to BioNTech, which may include [***]. Autolus shall, if requested [***], make no fewer than [***] FTEs, who shall be scientific or technical personnel of Autolus, available to BioNTech for [***]. For the avoidance of doubt, [***] the Initial Tech Transfer Package, the [***] Licensed Know-How, [***] Licensed Know-How, Activity Enhancement Licensed Know-How, Safety Switch Licensed Know-How or [***] Licensed Know-How. 5.9 Development and Commercialization. BioNTech is responsible for conducting, at its sole expense, the Development and Commercialization of [***] Licensed Products in the Field in the Territory. 5.10 [***] Licensed Product Diligence. BioNTech shall use Commercially Reasonable Efforts: to (a) [***], and (b) [***]. 5.11 Reporting Obligations. BioNTech shall, within [***] after [***] until [***], provide Autolus with a written report summarizing, [***] in respect of the [***] Licensed Binder, the [***] Licensed Binder, and [***] Licensed Products. All information and reports provided to Autolus pursuant to this Section 5.11 shall be deemed the Confidential Information of BioNTech hereunder. 5.12 Regulatory Matters. (a) Regulatory Filings. As between the Parties, BioNTech has the sole responsibility for preparing and submitting all Regulatory Filings and all Drug Approval Applications for all [***] Licensed Products in the Field in each country within the Territory. At the request of BioNTech [***], Autolus shall provide such assistance as is [***] for BioNTech to prepare and submit Regulatory Filings for [***] Licensed Products in the Field. BioNTech shall own and maintain all Regulatory Filings and Regulatory Approvals for [***] Licensed Products in the Field. [***], BioNTech shall notify Autolus of [***]. (b) Adverse Event Reporting. Within [***], the Parties will discuss whether a pharmacovigilance agreement, governing each Party’s respective obligations with respect to adverse event reporting, monitoring, maintenance of safety databases and submissions to Regulatory Authorities and other similar obligations with respect to [***] Licensed Products [***]. If a [***], then within [***], the Parties shall [***]. Such [***]. Notwithstanding any other provisions of this Agreement, if [***], or [***] Licensed Product, or [***], then such Party shall provide the other Party with [***]. (c) Recalls. As between the Parties, BioNTech has the sole right to determine whether and how to implement a recall or other market withdrawal of a [***] Licensed Product in the Field in each country within the Territory.

31 6. TECHNOLOGIES OPTIONS 6.1 Non-Exclusive License Grant. Subject to the terms and conditions of this Agreement and during the applicable Technologies Option Period, Autolus hereby grants to BioNTech a non-exclusive, non-transferable, limited, non-sublicensable (other than to Third Party Evaluators) license under the Technologies Option IP for BioNTech’s internal research purposes to evaluate whether BioNTech wishes to exercise a Technologies Option in respect of all or part of the Technologies Option Technology (“Evaluation”). For the avoidance of doubt, BioNTech shall conduct the Evaluation solely in relation to (a) Activity Enhancement Licensed Products in the Field (and, with respect to Other AE Licensed Products, solely with respect to a Target that has been pre-cleared pursuant to Section 6.4), (b) [***] Licensed Products in the Field, (c) Safety Switch Licensed Products in the Safety Switch Field, and (d) [***] Licensed Products in the [***] Field. Such license shall commence on the Effective Date and shall expire: (i) in respect to the [***] Option, on the [***] (the “[***] Option Period”), (ii) in respect to the [***] Option, on the [***] (the “[***] Option Period”), and (iii) in respect to each Module Option, on the [***] (the “Module Option Period”). BioNTech shall ensure that any sublicenses of the rights under this Section 6.1 to Third Party Evaluators shall be in writing and be consistent with the applicable terms and conditions of this Agreement. BioNTech shall remain responsible for the performance of all of its Third Party Evaluators to the same extent as if such activities were conducted by BioNTech. 6.2 Transfer of Technologies Option Technology. (a) [***], Autolus shall transfer to BioNTech such of the Technologies Option Technology, and in such quantities, as set out in Schedule 6.2 (“Transferred Materials”). BioNTech shall use the Transferred Materials and all Technologies Option Technology solely for the purposes of the Evaluation and for no other purpose. The Transferred Materials and all tangible embodiments of the Technologies Option Technology shall (i) at all times remain solely under the control of BioNTech or one of its Affiliates or Third Party Evaluators, (ii) be used in compliance with Applicable Laws, (iii) not be used by or delivered by BioNTech to or for the benefit of any Third Party, other than a Third Party Evaluator, without the prior written consent of Autolus, and (iv) not be used by BioNTech for any research or testing involving human subjects. (b) BioNTech, its Affiliates, and its Third Party Evaluators shall not attempt to reverse engineer, design around, deconstruct or in any way determine the structure or composition of the Transferred Materials without the prior written consent of Autolus, but it is acknowledged that as part of the Evaluation, BioNTech may [***]. BioNTech shall [***] and nothing in this Agreement restricts [***]. Autolus shall [***] and nothing in this Agreement restricts [***], unless and until [***]. BioNTech shall [***] in writing, providing [***]. BioNTech [***]. If any [***], neither Party shall be permitted to: (i) [***]; or (ii) [***], in each case (i) and (ii), unless and until a Technologies License Agreement regarding the Technologies Option Technology to which such [***] relates is executed, whereupon the terms of such Technologies License Agreement shall govern the Parties rights to use and Exploit [***]. (c) The Transferred Materials supplied to BioNTech are for experimental use only and are provided “as is” with no warranties of any kind, express or implied, including any warranty of merchantability or fitness for a particular purpose. Save as set forth in Article 15, the Technologies Option Technology supplied to BioNTech are for experimental use only and are provided “as is” with no warranties of any kind, express or implied, including any warranty of merchantability or fitness for a particular purpose. To the extent the Transferred Materials comprise cell lines, [***]. (d) BioNTech shall provide Autolus with [***] updates on [***]. Each such update will be provided [***], and BioNTech shall [***].

32 (e) When BioNTech has completed the Evaluation, following the expiry of the Technologies Option Period without a Technologies License Agreement having been entered into, BioNTech shall [***] return to Autolus or destroy, at Autolus’s instruction, any remaining Transferred Materials and cease all use of the Technologies Option Technology. 6.3 Options. Autolus grants to BioNTech, with effect from the Effective Date, the option (which is an exclusive option, solely with respect to (1) the [***] Option, (2) the [***] Option and (3) the option for a Co-Exclusive license in respect of the In Vivo AE Licensed Products), during the Technologies Option Period, to receive, in any combination, one or more of the following licenses, which (i) with respect to the [***] Option is solely exercisable in respect of [***], (ii) with respect to the [***] Option is solely exercisable in respect of [***], and (iii) with respect to each Module Option is exercisable on a Target-by-Target basis in respect of a specified Target, without a cap on the number of times that BioNTech may exercise a Module Option: (a) (i) an exclusive, payment-bearing, license under the [***] Licensed IP (1) to Develop the [***] Licensed Binder and the [***] Licensed Binder in connection with a [***] Licensed Product, and (2) to Exploit [***] Licensed Products directed to [***], in each case of (1) and (2), in the [***] Field, (ii) a non-exclusive, non-transferable, limited, non-sublicensable (other than to Third Party Evaluators) license under the [***] Licensed IP to research and Develop (only up to and including [***]) a CAR-T Cell Therapy provided that (A) [***], and (B) [***]; provided further that [***] and (iii) a non- exclusive license under the [***] Licensed IP to Exploit [***] in conjunction with one or more [***] Licensed Products in the [***] Field (the “[***] Option”), (b) (i) an exclusive, payment-bearing, license under the [***] Licensed IP (1) to Develop the [***] Licensed Binder in connection with a [***] Licensed Product, and (2) to Exploit [***] Licensed Products in the Field, and (ii) a non-exclusive, non-transferable, limited, non-sublicensable (other than to Third Party Evaluators) license under the [***] Licensed IP to research and Develop (only up to and including [***]) a CAR-T Cell Therapy provided that (A) [***], and (B) [***]; provided further that [***] (the “[***] Option”), (c) a non-exclusive, payment-bearing, license under the Safety Switch Licensed IP to Exploit Safety Switch Licensed Products directed to such specified Target, in the Safety Switch Field (the “Safety Switch Option”), and (d) a Co-Exclusive, payment-bearing license under the Activity Enhancement Licensed IP to Exploit Activity Enhancement Licensed Products that express In Vivo any Activity Enhancement Licensed Technology (“In Vivo AE Licensed Products”) and are directed to such specified Target in the Field, and (e) a non-exclusive, payment-bearing license under the Activity Enhancement Licensed IP to Exploit Activity Enhancement Licensed Products that do not express In Vivo any Activity Enhancement Licensed Technology (“Other AE Licensed Products”) and are directed to such specified Target in the Field, provided that such non-exclusive license in relation to a given Target is not effective unless and until such Target has been deemed Available pursuant to the gatekeeping procedure in Section 6.4. For clarity, if a specified Target is not Available then BioNTech may still exercise the Activity Enhancement Option on such Target to practice the Co-Exclusive license granted in relation to In Vivo AE Licensed Products. The licenses for which BioNTech has an option under this Section 6.3 and that will be granted under the applicable Technologies License Agreement following BioNTech’s exercise of a Technologies

33 Option, if any, may be sublicensed on the terms set forth in Section 2.2 of the applicable Technologies License Agreement. If BioNTech, its Affiliates or Sublicensees wishes to Exploit any [***] Licensed Product in combination with a CAR-T Cell Therapy that [***] (the “Autolus [***] CAR-T”), then prior to [***], BioNTech shall provide Autolus with prior written notice and grants, and shall procure the grant of, to Autolus, for a period of [***] after receipt of such notice, a right of first negotiation to, [***], negotiate and enter into an agreement with BioNTech, its Affiliate or Sublicensee (as applicable) for Autolus or its Affiliate to be BioNTech’s partner for such combination therapy, whereby such [***] Licensed Product would be used in combination with such Autolus [***] CAR-T. Prior to or during such [***] period, BioNTech, its Affiliates and Sublicensees shall [***]. If BioNTech, its Affiliates or Sublicensees wishes to Exploit any [***] Licensed Product in combination with a CAR-T Cell Therapy that [***] (the “Autolus [***] CAR-T”), then prior to [***], BioNTech shall provide Autolus with prior written notice and grants, and shall procure the grant of, to Autolus, for a period of [***] after receipt of such notice, a right of first negotiation to, [***], negotiate and enter into an agreement with BioNTech, its Affiliate or Sublicensee (as applicable) for Autolus or its Affiliate to be BioNTech’s partner for such combination therapy, whereby such [***] Licensed Product would be used in combination with such Autolus [***] CAR-T. Prior to or during such [***] period, BioNTech, its Affiliates and Sublicensees shall [***]. 6.4 Gatekeeping for Other AE Licensed Products. (a) Appointment. The Parties shall, within [***], appoint a Gatekeeper. The fees and expenses of the Gatekeeper’s responsibilities under this Agreement shall be borne by [***]. For the avoidance of doubt, no gatekeeping procedure is required in relation to any Activity Enhancement Licensed Product other than Other AE Licensed Products. (b) Nomination of Targets. If BioNTech wishes to conduct the Evaluation or exercise its Activity Enhancement Option, in each case, for Other AE Licensed Products in relation to a given Target, BioNTech must first clear such Target pursuant to the remainder of this Section 6.4(b). [***], BioNTech may provide Autolus with a written request that Autolus provide the Gatekeeper with a complete, accurate and then-current list of Targets that are not Available (“Nomination Notice”). Within [***] after BioNTech provides Autolus with such Nomination Notice, (i) Autolus shall provide the Gatekeeper with a complete, accurate and then-current list of Targets that are not Available and (ii) BioNTech shall provide the Gatekeeper with a list of [***] Targets that BioNTech wishes to nominate as a Target for which BioNTech may commence its Evaluation or exercise its Activity Enhancement Option, in each case, for Other AE Licensed Products directed to such specified Target (each a “Nominated Target”). To identify a Target as a Nominated Target, BioNTech shall provide the Gatekeeper with a confidential written description of each Nominated Target, including the name, aliases, and UniProt/SwissProt database identifier for such Nominated Target. Within [***] following Gatekeeper’s receipt of both Autolus’s list of Targets that are not Available and BioNTech’s list of Nominated Targets, the Gatekeeper shall notify BioNTech in writing whether or not each Nominated Target is Available (as defined below) (an “Availability Notice”). The Parties hereby acknowledge and agree that a Nominated Target shall be “Available” unless [***]. Within [***] after BioNTech’s receipt of an Availability Notice, BioNTech may (A) [***], (B) [***], or (C) [***]. The Gatekeeper shall not disclose the identity of a Nominated Target to Autolus unless it is designated as a Reserved Target or the identity of any Targets that Autolus has provided to the Gatekeeper unless it is a Nominated Target. For clarity, [***]. (c) Reserved Targets. If BioNTech desires to reserve an Available Nominated Target, then BioNTech shall notify both Autolus and the Gatekeeper in writing of the identity of such

34 Nominated Target within [***] after BioNTech’s receipt of an Availability Notice, including the name, aliases, and UniProt/SwissProt database identifier for such Nominated Target (a “Reserved Target”). Autolus shall not enter into an agreement with a Third Party for Other AE Licensed Products directed to such Reserved Target if such agreement would prejudice BioNTech’s option rights to such Reserved Target until the end of the Module Option Period. For clarity, [***]. During the Module Option Period, BioNTech may designate [***], and may [***]. For clarity, [***]. (d) Restricted Targets. Autolus may notify the Gatekeeper in writing of the identity of [***] Targets within [***] following the appointment of the Gatekeeper, including the name, aliases, and UniProt/SwissProt database identifier for such Target (each a “Restricted Target”). [***] during the Module Option Period, Autolus may provide the Gatekeeper with a confidential written description of any Targets that it wishes to substitute for any existing Restricted Targets, including the name, aliases, and UniProt/SwissProt database identifier for such Target (each a “Nominated Restricted Target”), and identify which of the existing Restricted Targets that it wishes to substitute for each Nominated Restricted Target (a “Substitutability Notice”). Within [***] following the Gatekeeper’s receipt of Autolus’s list of Nominated Restricted Targets, the Gatekeeper shall notify Autolus in writing whether or not each Nominated Restricted Target is Substitutable (as defined below). The Parties hereby acknowledge and agree that a Nominated Restricted Target shall be “Substitutable” unless such Target (i) [***], or (ii) [***]. On notification to Autolus that a Nominated Restricted Target is Substitutable, the Gatekeeper shall replace the previously Restricted Target indicated in the applicable Substitutability Notice. 6.5 Option Exercise. BioNTech may notify Autolus in writing that it wishes to exercise any of the Technologies Options, identifying (a) precisely which Technologies Option Technology such Technologies Option will be exercised in relation to, including, where applicable, the relevant regulatable control module of the Safety Switch Licensed Technology, and module of the Activity Enhancement Licensed Technology, and (b) the identity of the applicable Target (which with respect to the [***] Option will be [***], and with respect to the [***] Option, will be [***]) (“Technologies Option Exercise Notice”). For clarity, with respect to any Activity Enhancement Option, with respect to an Other AE Licensed Product, such Target must either have been identified as being Available under Section 6.4(b) within the [***] prior to the date of delivery of such Technologies Option Exercise Notice or be a Reserved Target under Section 6.4(c). On receipt of such Technologies Option Exercise Notice, [***] shall, within [***], prepare the license agreement reflecting the details set out in such Technologies Option Exercise Notice, which shall be in the form set out in Schedule 6.5 (“Technologies License Agreement”). The Parties shall [***] execute the Technologies License Agreement after it has been finalized, and the Technologies Option Exercise Fee for the applicable Technology Option shall be paid in accordance with Section 6.6. BioNTech may exercise any Technologies Option on one or more occasions during the applicable Technologies Option Period. For the avoidance of doubt, [***] only one Technologies Option Exercise Fee will have to be paid for each such [***]. 6.6 Option Exercise Fee. [***], Autolus shall submit to BioNTech an invoice for the applicable Technologies Option exercise fee (if any) set out in the below table (“Technologies Option Exercise Fee”), provided that, if a particular Technologies Option is exercised in respect of [***] of the [***] Option, [***] Option, any Safety Switch Licensed Technology module, and any Activity Enhancement Licensed Technology module in respect of the same Target, then the applicable Technologies Option Exercise Fee shall be [***]: (a) [***], and (b) [***] (the “Technologies Option Exercise Fee Cap”).

35 Activity Enhancement Option (per module) Safety Switch Option (per regulatable control module) [***] Option [***] Option Technologies Option Exercise Fee [***] [***] [***] [***] [***]. 6.7 Failure to Exercise Technologies Option. (a) [***]. On expiry of the [***] Option Period, the [***] Option shall expire without any further action required on the part of either Party, and Autolus will have no further obligations to BioNTech under this Article 6 with respect to [***] and, except to the extent it would conflict with the terms of any Technologies License Agreement, Autolus, at its sole discretion, may negotiate with any Third Party a transaction, including an exclusive license, in respect of the [***] Licensed IP, and all rights relating thereto, without reference to BioNTech. BioNTech shall [***] destroy any data, results, and information generated by it pursuant to the Evaluation with respect to the expired [***] Option, other than data, results, and information pertaining to [***]. (b) [***]. On expiry of the [***] Option Period, the [***] Option shall expire without any further action required on the part of either Party, and Autolus will have no further obligations to BioNTech under this Article 6 with respect to [***] and, except to the extent it would conflict with the terms of any Technologies License Agreement, Autolus, at its sole discretion, may negotiate with any Third Party a transaction, including an exclusive license, in respect of the [***] Licensed IP, and all rights relating thereto, without reference to BioNTech. BioNTech shall [***] destroy any data, results, and information generated by it pursuant to the Evaluation with respect to the expired [***] Option, other than data, results, and information pertaining to [***]. (c) Module. On expiry of the Module Option Period, each Module Option shall expire without any further action required on the part of either Party, and Autolus will have no further obligations to BioNTech under this Article 6 with respect to the Activity Enhancement Licensed Technology and the Safety Switch Licensed Technology and, except to the extent it would conflict with the terms of any Technologies License Agreement, Autolus, at its sole discretion, may negotiate with any Third Party a transaction, including an exclusive license, in respect of the Activity Enhancement Licensed IP and Safety Switch Licensed IP, and all rights relating thereto, without reference to BioNTech. BioNTech shall [***] destroy any data, results, and information generated by it pursuant to the Evaluation with respect to the expired Module Option, other than data, results, and information pertaining to [***]. 7. OBE-CEL PRODUCT 7.1 Reporting Obligations. (a) Autolus shall, within [***], and on [***] thereafter, until [***], provide BioNTech with a written report [***], Development activities conducted during [***] in respect of the Obe-cel Product for all Indications other than [***]. All information and reports provided to BioNTech pursuant to this Section 7.1 shall be treated as Confidential Information of Autolus hereunder.

36 (b) Autolus shall, at the end of [***] following [***], provide BioNTech with [***] of the Commercialization of Obe-cel Product in [***] in such [***], including [***]; provided, that upon [***], the reports provided under this Section 7.1(b) will be provided [***] and will be limited to [***]; provided, further, [***]. (c) At BioNTech’s request, within [***] following BioNTech’s receipt of the reports detailed in Section 7.1(a) or Section 7.1(b), the Parties shall meet to discuss the reports and the progress of the activities detailed in such reports, as well as the anticipated activities to be undertaken by Autolus during the forthcoming [***] period. 7.2 Potential Support . The Parties may discuss potential commercial support which could be provided by BioNTech in support of the Commercialization of Obe-cel Product. For clarity, unless BioNTech and Autolus subsequently enter into an exclusivity agreement in relation to the Commercialization of Obe-cel Product (which for clarity, neither Party is under an obligation to enter into), Autolus may discuss and conclude agreements with Third Parties for the Commercialization of Obe- cel Product without any obligation to notify BioNTech. 7.3 Upfront Payment. As partial consideration for the Obe-cel Revenue Interest, within [***] after the receipt of an invoice issued by Autolus on or after the Effective Date BioNTech shall pay to Autolus the non-refundable, non-creditable sum of Forty Million Dollars ($40,000,000) (the “Upfront Payment”). 7.4 Obe-cel Milestones. (a) As partial consideration for the rights granted under this Agreement, BioNTech may, at its sole discretion, elect to pay to Autolus the non-refundable, non-creditable milestone payments upon the achievement of each of the following milestone events by the Obe-cel Product (whether by or on behalf of Autolus, its Affiliates or Autolus Licensees). Each milestone will be payable a maximum of once. For clarity, [***]: Milestone Event Milestone Payment [***] (“Obe-cel Milestone 1”) [***] [***] (“Obe-cel Milestone 2”) [***] [***] (“Obe-cel Milestone 3”) [***] Total $100,000,000 (b) Notice and Payment. Autolus shall notify BioNTech in writing within [***] after the first achievement of any milestone event set forth in this Section 7.4 by or on behalf of Autolus, its Affiliates or Autolus Licensees. If BioNTech elects to make a milestone payment in respect of the achievement of such milestone event, BioNTech shall notify Autolus within [***] following receipt of Autolus’s notification of the first achievement of such milestone event, and Autolus shall send to BioNTech the invoice for the appropriate milestone payment, which shall be paid by BioNTech within [***] of receipt of such invoice. For clarity, [***]. 7.5 Obe-cel Revenue Interest Payments. As partial consideration for the receipt by Autolus of the Upfront Payment, on a country-by-country basis in the Territory during the Obe-cel Revenue Interest Term in such country, Autolus shall pay to BioNTech an amount equal to [***] of annual Net Sales of Obe-cel Products (the “Initial Obe-cel Revenue Interest Percentage”). As consideration for the receipt by Autolus of milestone payments under Section 7.4, the Initial Obe-cel Revenue Interest

37 Percentage shall be increased as set forth in the table below upon Autolus’s receipt of the applicable milestone payment under Section 7.4 (the Initial Obe-cel Revenue Interest Percentage and any Additional Revenue Interest Percentage, collectively the “Obe-cel Revenue Interest”). Milestone Event Additional Revenue Interest Percentage [***] [***] [***] [***] [***] [***] By way of example, [***]. 7.6 Obe-cel Product Diligence. Autolus shall use Commercially Reasonable Efforts: to (a) [***], and (b) [***]. 8. [***] 8.1 [***] hereby grants [***] a [***] with [***] granting [***] and [***] if [***] intends (a) to [***], or to [***], or (b) to [***] related to [***] ((a) and (b) constituting an “[***]”) for a period of [***] commencing on the Effective Date (the “[***]”), subject to and as further set out in Section 8.3. Notwithstanding the foregoing, the rights in this Section 8.1 do not apply to [***]. For clarity, this Section 8.1 remains in full force and effect following [***]. For further clarity, [***]. 8.2 [***] shall, within [***] after the Effective Date, deliver to [***], all information and data [***] in relation to the [***]. Upon [***] request, [***] shall deliver to [***] (to the extent such [***]) in the formats such information and data are held by [***] at the time of such request. [***] will provide the JSC with updates on the progress of [***] in relation to [***], every [***] during the [***]. During [***] shall on [***] reasonable request (a) request from [***] in relation to [***] which has not been provided to [***], (b) [***] facilitate access for [***] to the [***], and (c) [***] provide [***]. To the extent that any data to be provided under this Section 8.2 constitutes Personal Data, [***] shall only be obliged to deliver such Personal Data to [***] to the extent to which it can be delivered in compliance with Applicable Data Protection Law. If the current formats are not compatible with the transfer of such information and data to [***] in compliance with Applicable Data Protection Law, then [***] shall use [***] (i) to obtain such information and data in an anonymized or other format that (1) can be transferred to [***] and (2) results in the applicable information and data no longer constituting Personal Data under Applicable Data Protection Law, or (ii) to facilitate an appropriate data transfer agreement under which such data can be provided to [***] in compliance with Applicable Data Protection Law, provided that if [***]. 8.3 If, during the [***] is contemplating [***], then, prior to [***] (an “[***]”), [***] shall provide [***] with prior written notice and all material information and data relating to [***] then in its possession (to the extent not previously provided pursuant to Section 8.2) and for a period of [***] after receipt of such notice and information, [***] has a [***], and during such [***] would not [***]. 8.4 If the Parties [***] may engage [***] with a [***] or enter into [***] with a [***].

38 9. FINANCIAL PROVISIONS 9.1 License Payment. As partial consideration for the rights granted under this Agreement with respect to the [***] Licensed IP and the Technologies Option Technology, within [***] after the receipt of an invoice issued by Autolus on or after the Effective Date BioNTech shall pay to Autolus the non-refundable, non-creditable sum of Ten Million Dollars ($10,000,000). 9.2 [***] Royalty Payments. (a) Royalty Rate. In partial consideration of the license granted to BioNTech pursuant to Section 5.1, on a [***] Licensed Product-by-[***] Licensed Product and country-by-country basis, during the applicable [***] Royalty Term for such [***] Licensed Product and such country, BioNTech shall pay to Autolus royalties on Net Sales of such [***] Licensed Product in such country at a rate of [***], as may be increased pursuant to Section 9.2(c) and as may be decreased pursuant to Section 9.2(b) (“[***] Royalties”). (b) Royalty Rate Reductions. (i) [***]. For any period during the [***] Royalty Term in which [***] (A) [***], the royalty rate with respect to Net Sales of such [***] Licensed Product for the remainder of the applicable [***] Royalty Term shall be reduced by [***], and (B) [***], the royalty rate with respect to Net Sales of such [***] Licensed Product for the remainder of the applicable [***] Royalty Term shall be reduced by [***]. The Parties [***]. (ii) Biosimilar Reduction. On a country-by-country and [***] Licensed Product-by-[***] Licensed Product basis, during the [***] Royalty Term for such [***] Licensed Product in such country, if [***], the [***] of such [***] Licensed Product in such country [***], then, thereafter, the [***] Royalties payable with respect to [***] of such [***] Licensed Product in such country will be reduced by percentage set forth in the following table. [***] Royalty Reduction [***] [***] [***] [***] (iii) Third Party Intellectual Property. If BioNTech or one of its Affiliates obtains a license to [***] owned or otherwise controlled by a Third Party that [***], and [***], then, thereafter, BioNTech may deduct [***] of the [***] paid by BioNTech to the applicable Third Party ([***]) as an offset to the royalties payable by BioNTech to Autolus for the applicable [***] Licensed Product with respect to [***]. (iv) IRA Reduction. If a [***] Licensed Product is designated as a “selected drug” by the Secretary of the U.S. Department of Health and Human Services, and BioNTech is required to negotiate a maximum fair price that shall apply to sales of such [***] Licensed Product during the price applicability period as specified in the Inflation Reduction Act, then the royalties payable with respect to all sales of such [***] Licensed Product in the United States shall be reduced by [***]. (v) Royalty Floor. Save as provided in [***], when royalties may be reduced to [***], on a [***] Licensed Product-by-[***] Licensed Product and country-by-country basis, in no event will the aggregate amount of [***] Royalties due to Autolus for such [***] Licensed Product in such country in a Calendar Quarter during the applicable [***] Royalty Term be reduced pursuant to this Section 9.2(b) by more than [***] of the amount that would otherwise be due to Autolus in the absence of such reductions *provided* that BioNTech may carry over and apply any such royalty reductions that are incurred or accrued in a Calendar Quarter and are not deducted in such Calendar Quarter, to any subsequent Calendar Quarters (subject to the floor in this Section 9.2(b)).

(c) **Royalty Rate Increase**. Notwithstanding Section 9.2(a), but subject to Section 9.2(b) if BioNTech, its Affiliates or Sublicensee Commercializes a [***] Licensed Product and, during the applicable [***] Royalty Term for such [***] Licensed Product, Autolus, its Affiliates or Autolus Licensees has obtained or does obtain Regulatory Approval for a product containing a [***] Licensed Binder and/or a [***] Licensed Binder in both the same Indication and in the same country as such [***] Licensed Product ("[***] **Competing Product**"), then, on a [***] Licensed Product-by-[***] Licensed Product basis and country-by-country basis, the royalty rate in respect of such [***] Licensed Product in such Indication in such countries shall be increased to [***] from First Commercial Sale of the [***] Competing Product during any Calendar Quarter in which sales of the [***] Competing Product in such Indication and country are made.

9.3 **[***] Milestone Payments**.

(a) In partial consideration of the rights granted by Autolus to BioNTech hereunder and subject to the terms and conditions set forth in this Agreement, BioNTech shall pay to Autolus on a [***] Licensed Product-by-[***] Licensed Product basis, the non-refundable, non-creditable milestone payments upon the first achievement of each of the following milestone events for each [***] Licensed Product to achieve such milestone event (whether by or on behalf of BioNTech, its Affiliates or Sublicensees). Each milestone will be payable a maximum of once for a given [***] Licensed Product. For clarity, [***]:

Milestone Number	Milestone Event	Milestone Payment
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]
5	[***]	[***]
Total Per [***] Licensed Product		**$32,000,000**

(b) **Notice and Payment**. BioNTech shall notify Autolus in writing within [***] after the first achievement of any milestone event set forth in this Section 9.3 by or on behalf of BioNTech, its Affiliates or Sublicensees. Based on this notice, Autolus shall then issue and send to BioNTech the invoice for the appropriate milestone payment, which shall be paid by BioNTech within [***] of receipt of such invoice.

(c) **Skipped Milestone Event**. If any of the [***] milestones set out in Section 9.3(a) is skipped for any reason, then such skipped milestone shall become payable on the achievement of the next milestone to be achieved, as if both the following milestone and the skipped milestone had been achieved simultaneously, but the [***] milestones are payable only as and when achieved. By way of example, if

39

40 [***] is achieved, and then [***] is achieved without [***] having been achieved, then the milestone payments in respect of both [***] and [***] would become payable upon the achievement of [***]. If [***] is achieved before [***] have been achieved, then upon the achievement of [***] each of [***] will be payable to the extent not already paid. However, if [***]. 9.4 Cap on Option Exercise and Milestone Payments. Notwithstanding the terms of this Article 9 or the terms of any Technologies License Agreement, the total amount payable by BioNTech to Autolus for all milestone payments and Technologies Option Exercise Fees under this Agreement and all Technologies License Agreements shall not exceed [***]. For the avoidance of doubt, this cap does not apply to royalty payments. 9.5 Existing Third Party Payments. Autolus is solely responsible for any payments owed to any Third Parties under the Upstream License Agreements and for any payments owed under the Intra- Group License. 10. REPORTS AND PAYMENT TERMS 10.1 Reports; Timing of Payment and Royalty Statements. (a) The Obe-cel Revenue Interest and [***] Royalties shall accrue at the time the payment for the sale of the applicable product is [***]. For each [***] during the Obe-cel Revenue Interest Term and [***] Royalty Term the Paying Party shall send to the Receiving Party within [***] a statement of [***]. Where there are Net Sales of Obe-cel Product or [***] Licensed Product other than [***], the Paying Party shall also provide details of [***]. The Selling Party shall procure that the foregoing information is obtained from any Autolus Licensee with respect to Obe-cel Product or Sublicensee with respect to [***] Product, as applicable. Each Party shall [***] require any Autolus Licensee (in the case of Autolus) and Sublicensee (in the case of BioNTech) to provide such statement within [***] after the end of such [***]. Royalty and revenue interest obligations that have accrued during a particular [***] shall be paid by the applicable Paying Party, on a [***] basis, within [***] after the end of such [***]. (b) BioNTech has no payment obligations to [***], but to enable Autolus to comply with its reporting obligations under [***], with effect on a [***] Licensed Product-by-[***] Licensed Product basis from the First Commercial Sale of such [***] Licensed Product and throughout the remainder of the [***] Royalty Term for such [***] Licensed Product, within [***] following [***], BioNTech shall provide Autolus with a written report showing [***]. 10.2 Mode of Payment and Currency. All payments hereunder shall be made by deposit of Dollars in the requisite amount to such bank account as the recipient may from time to time designate by written notice to the Paying Party, provided that such bank account is located in the European Union, the United Kingdom, or the United States. With respect to sales not denominated in Dollars, the Paying Party shall convert applicable sales in foreign currency into Dollars by using the then-current and reasonable standard exchange rate methodology applied to its external reporting. Based on the resulting sales in Dollars, the Paying Party shall calculate the applicable Obe-cel Revenue Interest or [***] Royalties. 10.3 Late Payments. If either Party fails to pay any undisputed payment under this Agreement by the date when such payment is due, then, without limiting any other right or remedy of the other Party, such late payment shall be paid together with interest thereon at an annual rate [***], from the date on which such payment was originally due until the date of payment (provided, that, such rate shall not exceed the rate permissible under Applicable Law).

41 10.4 Financial Records. (a) Autolus shall, and shall cause its Affiliates and Autolus Licensees to, keep complete and accurate financial books and records pertaining to the Exploitation of Obe-cel Products, and (b) BioNTech shall, and shall cause its Affiliates and Sublicensees to, keep complete and accurate financial books and records pertaining to the Exploitation of [***] Licensed Products, in each case ((a) and (b)) in sufficient detail to calculate all amounts payable hereunder with respect thereto and to verify compliance with its obligations under this Agreement. Such books and records shall be retained by the Parties and their Affiliates and, Autolus Licensees and Sublicensees (as applicable), until [***] after the end of the Calendar Year to which such books and records pertain. 10.5 Audit Rights. (a) Either Party (the “Auditing Party”) may, upon written request to the other Party (the “Audited Party”), cause an internationally recognized independent accounting firm (which is reasonably acceptable to the Audited Party) (the “Auditor”) to inspect the relevant records of the Audited Party or its Affiliates to verify the royalties or revenue interest payable by such Audited Party under this Agreement, and the related reports, statements and books of accounts, as applicable; provided that, the Auditor may only inspect the relevant books and records of the Audited Party to verify sums payable under this Agreement by the Audited Party with respect to the [***] prior to the [***] in which such inspection request is made. Before beginning its audit, the Auditor will execute an undertaking acceptable to the Audited Party by which the Auditor shall agree to keep confidential all Confidential Information reviewed during such audit. The Auditor will disclose to the Auditing Party only its conclusions regarding any payments owed under this Agreement. On written request by Autolus, following a written request to Autolus by [***] to audit Autolus in accordance with [***], BioNTech shall, [***], provide to Autolus [***], provided that the foregoing obligations shall expire [***]. (b) The Audited Party shall make its relevant records available for inspection by such Auditor during regular business hours at such place or places where such records are customarily kept, upon receipt of reasonable advance notice from the Auditing Party. The records shall be reviewed solely to verify the accuracy of the Audited Party’s payments under this Agreement. The Auditing Party shall not exercise such inspection right more than once in any [***] and not more frequently than once with respect to records covering any specific period of time. The Auditing Party shall hold in strict confidence all Confidential Information received and all Confidential Information learned in the course of any audit or inspection, except to the extent necessary to enforce its rights under this Agreement or to the extent required to comply with any law, regulation or judicial order. (c) If the final result of the inspection reveals an undisputed underpayment or overpayment by the Audited Party, then the underpaid or overpaid amount shall be settled [***]. (d) The Auditing Party shall pay for the fees and expenses of the Auditor, except that (i) BioNTech shall pay for such fees with respect to audits initiated by Autolus if BioNTech is found to have underpaid Autolus by more than [***] of the amount that should have been paid for the audited period and (ii) Autolus shall pay for such fees with respect to audits initiated by BioNTech if Autolus is found to have underpaid BioNTech by more than [***] of the amount that should have been paid for the audited period. 10.6 Taxes. (a) Sales Tax. (i) All payments and other consideration under this Agreement are stated exclusive of Sales Tax. If any Sales Tax is chargeable in respect of any supply made by Autolus to

42 BioNTech pursuant to this Agreement and Autolus, or any Affiliate of it, is required to account for such Sales Tax to a tax authority, BioNTech shall pay to Autolus an amount equal to such Sales Tax in addition to the payment or other consideration in respect of that supply. Such Sales Tax shall be payable at the same time as such payment or other consideration is due or otherwise required to be provided and Autolus, where applicable, shall provide BioNTech with a valid Sales Tax invoice. If any Sales Tax is chargeable in respect of any supply made by BioNTech to Autolus pursuant to this Agreement and BioNTech, or any Affiliate of it, is required to account for such Sales Tax to a tax authority, Autolus shall pay to BioNTech an amount equal to such Sales Tax in addition to the payment or other consideration in respect of that supply. Such Sales Tax shall be payable at the same time as such payment or other consideration is due or otherwise required to be provided and BioNTech, where applicable, shall provide Autolus with a valid Sales Tax invoice. (ii) Where a Party is required under this Agreement to indemnify, pay or otherwise reimburse an amount in respect of any liability, cost, charge or expense incurred by another Party, the payor shall not be required to indemnify, pay or reimburse any amount in respect of Sales Tax which is recoverable (whether by way or repayment, credit or set off) by the payee (or any Affiliate of it), subject to the payee (or such Affiliate) using [***] to recover such Sales Tax. (b) Withholding Tax. (i) All sums payable and other consideration provided under this Agreement shall be paid or provided by the Party making the payment or providing the consideration (the “Paying Party”) without any withholding or deduction for, or on account of, any Taxes, except for taxes that are required to be withheld or deducted by Applicable Law. (ii) If any deductions or withholdings for or on account of Tax are required to made by Applicable Law in respect of any amounts payable or other consideration provided under this Agreement, the Paying Party shall withhold or deduct an amount equal to any such Tax, account for such Tax to the relevant tax authority within the time required by Applicable Law and provide to the party entitled to receive such amount or other consideration (the “Receiving Party”) reasonable evidence of the payment of such Tax, including official receipts (where available), and such withheld or deducted Taxes shall be treated for all purposes of this Agreement as having been paid to the Receiving Party. (iii) The Parties shall, in respect of the payment or other consideration in question (other than any payment of interest), cooperate and take all steps reasonably and lawfully available to them, including completing such procedural formalities as are necessary, to establish the Receiving Party’s entitlement to any exemption from, or diminution in the amount of, any relevant deduction or withholding for or on account of Tax and to enable the Paying Party to obtain any necessary authorization to make payment or provide consideration without, or subject to a reduced amount of, deduction or withholding for or on account of Tax (including, in each case and for the avoidance of doubt, in relation to any applicable exemption certificate) and to provide the Receiving Party with such assistance as is reasonably required to obtain a refund of, or credit with respect to, any such Tax required to be deducted or withheld. (iv) If a Party takes any action (not required by the terms of this Agreement), including any assignment, transfer, sublicense, change of place of incorporation or tax residence, or a change of the place of business or other permanent establishment through which it receives the supplies made under this Agreement or with which the performance of its obligations under this Agreement is effectively connected, which results in an obligation, or increased obligation, to withhold or deduct tax with respect to payments to be made or other consideration to be provided to the other Party pursuant to this Agreement, then [***].

43 (v) In the event that (i) a withholding tax deduction was omitted, (ii) an exemption certificate of the Receiving Party as required under the German anti-treaty-shopping rules for the Paying Party to abstain from a withholding obligation has become invalid, and (iii) it is detected after a payment to the Receiving Party that a withholding tax deduction should have been made under such rules in respect of such payment, the Paying Party may withhold such amount as ought to have been so withheld from subsequent payments under this Agreement, or the Receiving Party shall reimburse the Paying Party for such amounts [***]. In respect of any such subsequent deduction or reimbursement, any effect resulting from currency conversion is benefit or burden of Receiving Party as taxpayer and not borne by Paying Party. Each of the Paying Party and the Receiving Party shall notify the other Party [***] after becoming aware that an exemption certificate (that has reduced or eliminated any obligation to deduct or withhold an amount of, or in respect of, Tax, from any payment under this Agreement) has become invalid. (vi) The Parties’ assessment of currently Applicable Law is that [***]. (c) Information and Assistance. Each Party shall, [***] following a request in writing by the other Party [***], provide to that other Party (or any of its Affiliates) such information within its possession and assistance concerning the matters contemplated by this Agreement (including any matters contemplated by any MCSA and any Research and Development Collaboration Agreement referred to in Section 3.2) as the relevant Party may reasonably request in connection with its (or any Affiliate’s) tax affairs (including in connection with any claim for research and development tax credits that such Party (or any of its Affiliates) may wish to make). (d) Customs. Autolus shall provide to BioNTech any documents necessary for tax and customs clearance for the Transferred Materials in a format as required and specified by BioNTech. Any shipment of Transferred Materials by Autolus to BioNTech or its Affiliates must be announced [***] in advance at [***]. An invoice for customs purposes showing exact costs per shipped good must be provided. Shipments of Transferred Materials to BioNTech will be made [***] designated by BioNTech. Deviation must be discussed in advance with [***]. 11. INTELLECTUAL PROPERTY RIGHTS. 11.1 Background Intellectual Property. Except as expressly set forth herein, as between the Parties, each Party is and shall remain the owner of all intellectual property that it owned or otherwise controlled as of the Effective Date or that it develops, licenses, or otherwise acquires thereafter pursuant to activities independent of this Agreement (with respect to each Party, “Background IP”). 11.2 Inventions. (a) Save as provided in [***], as between the Parties, [***]. Save as provided in Section 11.2(b), [***]. (b) Notwithstanding Section 11.2(a), or any other provision to the contrary set forth in this Agreement, the terms of the MCSA, the Research and Development Collaboration Agreement and any [***], and any [***] shall govern ownership of inventions generated under such agreement. 11.3 Patent Prosecution and Maintenance of [***] Licensed Patents. (a) [***] has the [***] right, but not the obligation, to prepare, file, prosecute and maintain the [***] Licensed Patents, at [***] sole cost and expense. [***] shall keep [***] reasonably informed of all steps with regard to the preparation, filing, prosecution, and maintenance of the [***] Licensed Patents. [***] shall provide [***] with a copy of [***] communications to and from the patent

44 authorities regarding the [***] Licensed Patents, including drafts of [***] shall consider [***] reasonable comments with respect to such drafts. Without limitation to the generality of the foregoing, [***] shall during the Term: (i) on a [***] basis, keep [***] informed of [***] with respect to those [***] Licensed Patents that [***] (the “[***] Licensed Product-Specific Patents”), and the status of, filing, prosecution and maintenance activities therefor, including providing [***]; (ii) [***], give [***] (1) an opportunity to review and comment (for not less than [***]) on the proposed text of any papers related to the filing of [***] Licensed Product-Specific Patents, and (2) an opportunity to review and comment (for not less than [***]) on the proposed text of any papers related to prosecution of [***] Licensed Product-Specific Patents; (iii) supply [***] with a copy of each such [***] Licensed Product-Specific Patent application as filed, together with notice of its filing date and serial number; and (iv) provide copies of any papers, office actions and other [***] correspondence received related to the prosecution of such [***] Licensed Product-Specific Patents within [***] prior to the deadline for taking action with respect thereto. (b) [***] agrees that, in consultation with [***] and at [***] request, [***] shall (i) prepare, file, prosecute, and maintain the [***] Licensed Patents in a manner that will generate one or more [***] Licensed Product-Specific Patents, and (ii) include any reasonable comments of [***] on all such potential filings of [***] pursuant to clause (i) of this sentence so as to generate a mutually agreeable filing; provided, however, that [***]. 11.4 Enforcement of [***] Licensed Patents. (a) Notice. If either Party knows or believes that an infringement, unauthorized use, misappropriation, ownership claim, threatened infringement or other similar activity by a Third Party exists or has occurred with respect to any [***] Licensed Patent, or if a Third Party claims that any [***] Licensed Patent is invalid or unenforceable, then such Party shall notify the other Party and provide it with all details that are known by such Party. (b) Right to Bring an Action. As between the Parties, [***] has the [***] right, but not the obligation, to enforce and defend under its control, at its own expense, the [***] Licensed Patents (including the [***] Licensed Product-Specific Patents) where the putative infringing activity [***] (collectively a “Competitive Infringement”). Notwithstanding the foregoing, [***] shall not take any action in respect of any Competitive Infringement that [***], without the express written consent of [***]. [***] has the [***] right, but not the obligation, at its own expense, to enforce any other infringements of the [***] Licensed Patents. [***] also has the right to defend the [***] Licensed Patents where such defense arises outside the context of a Competitive Infringement. If the validity or enforceability of a [***] Licensed Patent is challenged in the course of a Competitive Infringement or any action that [***] is controlling, then [***] shall have the [***] right to control such challenge in accordance with Section 11.6. (c) Reasonable Assistance. Upon request from the other Party, each Party shall provide reasonable assistance to the other Party to prosecute and to settle any enforcement or defense action under the control of the prosecuting Party in accordance with Section 11.4(b), including joining as a party to such action, providing access to relevant documents and other evidence and making its employees available, subject to [***]. If either Party is unable to initiate or prosecute an action without joinder of the other Party, then such Party will join such action voluntarily and will execute and cause its Affiliates to

45 execute all documents necessary for such Party to initiate litigation under Section 11.4(b). Notwithstanding the foregoing, [***] shall not settle any Competitive Infringement in a manner that [***], without the express written consent of [***]. (d) Recovery. Any recovery realized as a result of such litigation described in this Section 11.4 (whether by way of settlement or otherwise) shall [***]. Any remainder after such reimbursement is made shall [***]. 11.5 Infringement Claims by Third Parties. If the Exploitation of a [***] Licensed Product in the Territory pursuant to this Agreement results in, or may result in, any claim, suit, or proceeding by a Third Party alleging patent infringement by [***], then [***] has the [***] right, but not the obligation, to defend and control the defense of any such claim, suit, or proceeding at its own expense, using counsel of its own choice; provided, however, that the provisions of Section 11.4 shall govern the right of [***] to assert a counterclaim of infringement of any [***] Licensed Patent, and where the validity or enforceability of a [***] Licensed Patent is challenged in the course of such litigation, the provisions of Section 11.6 shall govern the right of [***] to defend such [***] Licensed Patent. [***] shall [***] notify [***] of any such claim, suit, or proceeding where the alleged patent infringement relates to [***], and keep [***] reasonably informed of all material developments in connection with any such claim, suit, or proceeding. 11.6 Defense of [***] Licensed Patents. Each Party shall [***] notify the other Party in writing of any alleged or threatened assertion by a Third Party of invalidity or unenforceability of any of the [***] Licensed Patents, in each case in the Territory and of which such Party becomes aware. As between the Parties, [***] shall have the [***] right, but not the obligation, to defend and control the defense of the validity and enforceability of the [***] Licensed Patents, at its sole cost and expense. [***] shall assist and cooperate with [***] as [***] may reasonably request from time to time, at [***] sole cost and expense, in connection with its activities set forth in this Section 11.6, including by being joined as a party plaintiff in such action or proceeding, providing access to relevant documents and other evidence, and making its employees available at reasonable business hours. Where [***] exercises its right to control the defense of a challenge to the validity or enforceability of a [***] Licensed Patent in the course of a Competitive Infringement action or proceeding pursuant to Section 11.4, or a Third Party infringement action or proceeding pursuant to Section 11.5, the Parties shall fully consult and cooperate as regards the conduct of such action or proceeding. Notwithstanding the foregoing, [***] shall not settle the defense of a challenge to the validity or enforceability of a [***] Licensed Patent in the course of any Competitive Infringement action or proceeding pursuant to Section 11.4, or any Third Party infringement action or proceeding pursuant to Section 11.5, [***] without the express written consent of [***]. 11.7 UPC. [***] has the [***] right to determine whether to opt in or opt out (and to opt in again) of the Unified Patent Court system with respect to the [***] Licensed Patents, and if requested by [***] shall [***], provided that [***]. 11.8 Patent Linkage. As between the Parties, [***] shall have the [***] right, at its sole cost and expense, to obtain patent term extensions, supplementary protection certificates, and equivalents thereof with respect to any [***] Licensed Patent in any country in the Territory, provided that [***] shall [***]. 12. CONFIDENTIALITY 12.1 Duty of Confidence. Subject to the other provisions of this Article 12, all Confidential Information disclosed by or on behalf of a Party or any of its Affiliates (the “Disclosing Party”) under this Agreement will be maintained in confidence and otherwise safeguarded by the recipient Party and its

46 Affiliates (“Recipient Party”) during the Term and for a period of [***] thereafter. Notwithstanding the foregoing, (a) [***] and any statement in respect of the Obe-cel Revenue Interest provided under Section 10.1 is the Confidential Information of Autolus, (b) any information and reports delivered under Section 5.11, any notice delivered under Section 9.3(b), any statement in respect of the [***] Royalties provided under Section 10.1, and any [***] is the Confidential Information of BioNTech, and (c) the terms of this Agreement are the Confidential Information of both Parties. The Recipient Party may only use the Confidential Information of the Disclosing Party for the purposes set forth in this Agreement. Subject to the other provisions of this Article 12, each Recipient Party shall hold as confidential such Confidential Information of the Disclosing Party or its Affiliates [***]. 12.2 Exceptions. The obligations under this Article 12 shall not apply to any information to the extent that [***] such information: (a) is (at the time of disclosure) or becomes (after the time of disclosure) known to the public or part of the public domain through no breach of this Agreement by the Recipient Party; (b) was known to, or was otherwise in the possession of, the Recipient Party prior to the time of disclosure by the Disclosing Party; (c) is disclosed to the Recipient Party on a non-confidential basis by a Third Party who is entitled to disclose it without breaching any confidentiality obligation to the Disclosing Party or a Third Party; or (d) is independently developed by or on behalf of the Recipient Party, [***], without reference to the Confidential Information disclosed by the Disclosing Party under this Agreement. Any combination of Confidential Information shall not be considered in the public domain or in the possession of the Recipient Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the Recipient Party unless the combination and its principles are in the public domain or in the possession of the Recipient Party. 12.3 Authorized Disclosures. Each Recipient Party may disclose Confidential Information of the Disclosing Party as expressly permitted by this Agreement (including under Section 12.10), or if and to the extent such disclosure is necessary in the following instances: (a) filing or prosecuting Know-How or Patents without breaching this Agreement; (b) complying with applicable court orders, Applicable Laws, Applicable Data Protection Law, or the listing rules of any exchange on which such Recipient Party’s securities (or the securities of its parent entity) are traded (subject to Section 12.5 with respect to any disclosure of the terms of this Agreement); (c) in the case of BioNTech as the Recipient Party only, disclosure of such of Autolus’s Confidential Information in Regulatory Filings that the Recipient Party has the right to file, or holds; (d) in the case of BioNTech as the Recipient Party only, disclosure of such of Autolus’s Confidential Information to BioNTech’s Affiliates, licensees, sublicensees/Sublicensees (through multiple tiers), subcontractors, and other Third Party collaboration partners, and potential licensees, sublicensees/Sublicensees, subcontractors, and other Third Party collaboration partners, provided, that [***];

47 (e) disclosure to a Tax authority in connection with the Tax affairs or a reporting obligation of the Recipient Party; (f) disclosure to such Recipient Party’s directors, employees, [***] who have a need to know such information in order for the Recipient Party to exercise its rights or fulfill its obligations under this Agreement and [***]; (g) disclosure to (i) [***], and (ii) [***], provided, in each case, that [***], and provided, further, that [***]; and (h) in the case of Autolus as the Recipient Party only, disclosure of (i) [***], and (ii) [***], in each case (i) and (ii) as reasonably required to enable Autolus and its Affiliates to comply with the terms of each Upstream License Agreement. Notwithstanding the foregoing, and subject to Section 12.5 with respect to any disclosure of the terms of this Agreement, if the Recipient Party is required to disclose Confidential Information of the Disclosing Party in connection with Section 12.3(b), then the Recipient Party shall (i) [***]; (ii) [***]; (iii) [***]; and (iv) [***], provided always that nothing in this Section 12.3 shall require the Recipient Party to breach or otherwise violate any applicable court order, Applicable Law, or the listing rules of any exchange on which such Party’s securities (or the securities of its parent entity) are traded. 12.4 [***]. Nothing in this Agreement shall prevent a Party from [***]. A Party shall [***]. 12.5 Disclosure of Agreement. Notwithstanding the foregoing, either Party may disclose the relevant terms of this Agreement to the extent required, in the reasonable opinion of such Party’s counsel, to comply with the listing rules of any exchange on which such Party’s securities (or the securities of its parent entity) are traded, provided that such Party shall: (a) [***]; (b) [***]; (c) [***]; and (d) [***], provided that [***]. 12.6 Ongoing Obligation for Confidentiality. Following the expiration or early termination of this Agreement, each Party and its Affiliates shall [***], upon request of the Disclosing Party, return to the other Party or destroy, at [***] election, any Confidential Information of the other Party or any of its Affiliates, provided that the other Party may retain one (1) copy of such Confidential Information for the sole purpose of performing any continuing obligations under this Agreement, as required by Applicable Law, or for legal archival purposes, and, provided further that upon expiry of the [***] Royalty Term with respect to a given [***] Licensed Product, such [***] Licensed Product and all related [***] Licensed IP shall not be returned or destroyed. Notwithstanding the foregoing, such other Party also may retain such additional copies of or any computer records or files containing such Confidential Information that have been created solely by such Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such other Party’s standard archiving and back-up procedures, but not for any other use or purpose. All such copies of Confidential Information retained or archived as permitted under this Agreement remain subject to the obligations of confidentiality and non-use set out in this Agreement. 12.7 Use of Name. Except as expressly permitted in this Agreement, (including in connection with any authorized disclosure under Section 12.3, Section 12.5, Section 12.8 or Section 12.9) neither Party shall use the name, logo, or trademark of the other Party or any of its Affiliates (or any abbreviation or adaptation thereof) in any publication, press release, marketing and promotional material, or other form of publicity without the prior written approval of such other Party in each instance, [***]. The restrictions imposed by this Section 12.7 shall not prohibit either Party from making any disclosure identifying the

48 other Party that, in the reasonable opinion of the disclosing Party’s counsel, is required by Applicable Law. 12.8 Publicity. Except as expressly permitted under Section 12.3, Section 12.5, Section 12.7, this Section 12.8, or Section 12.9, neither Party shall make any public announcement regarding this Agreement without the prior written consent of the other Party ([***]), except for those disclosures reiterating information for which consent has already been obtained for the relevant purpose, provided that [***]. 12.9 Press Release. Promptly following the Effective Date, the Parties shall issue a mutually agreed joint press release announcing the execution of this Agreement. 12.10 Publication. (a) If BioNTech proposes to make any scientific or other publication or presentation that [***], BioNTech shall provide Autolus with an advance copy of each proposed publication or presentation at least [***] prior to its proposed date of publication or presentation. Autolus will have [***] to review and provide any comments on the proposed publication or presentation and BioNTech shall [***]. BioNTech shall comply with any written request of Autolus (i) to delete Autolus’s Confidential Information from such publication or presentation and (ii) withhold publication or presentation for an additional [***] in order to permit Autolus to obtain Patent protection in accordance with the terms of this Agreement. BioNTech shall acknowledge Autolus’s contribution and authorship according to customary standards. (b) Save as permitted under the relevant Technologies License Agreement, BioNTech shall not have the right to make any scientific or other publication or presentation regarding any information BioNTech may generate during the performance of the Evaluation, provided that [***]. (c) Autolus may make any scientific or other publication or presentation; provided that, such publications or presentations shall not contain any Confidential Information of BioNTech and if Autolus proposes to make any scientific or other publication or presentation that (i) [***], or (ii) [***], Autolus shall provide BioNTech with an advance copy of each proposed publication or presentation at least [***] prior to its proposed date of publication or presentation. BioNTech will have [***] to review and provide any comments on the proposed publication or presentation and Autolus shall [***]. Autolus shall comply with any written request of BioNTech (1) to delete BioNTech’s Confidential Information from such publication or presentation and (2) withhold publication or presentation for an additional [***] in order to permit BioNTech to obtain Patent protection in accordance with the terms of this Agreement. Autolus shall acknowledge BioNTech’s contribution and authorship according to customary standards. 13. TERM AND TERMINATION 13.1 Term; Effect of Expiration. (a) Notwithstanding any provision to the contrary set forth in this Agreement, (i) this Section 13.1(a), Section 14.3 (Survival), Article 17 (Governing Law and Dispute Resolution), Article 18 (General Provisions), and Article 1 (solely with respect to defined terms used in the foregoing Sections or Articles) will be effective as of the Execution Date, and (ii) all other terms of this Agreement will be automatically effective as of the Effective Date. If the Initial Closing has not occurred within [***] following the Execution Date, [***]. (b) The term of this Agreement will commence upon the Effective Date and expire: (i) with respect to the [***] License, on a [***] Licensed Product-by-[***] Licensed Product and country-

49 by-country basis until the expiration of the last to expire [***] Royalty Term with respect to such [***] Licensed Product in such country, and finally in its entirety with respect to all [***] Licensed Products in all countries upon expiration of the [***] Royalty Term with respect to the last [***] Licensed Product in the last country in the Territory; (ii) with respect to the Obe-Cel Revenue Interest, upon the expiration of the Obe-cel Revenue Interest Term; and (iii) in its entirety upon the later of clause (i) and (ii) above, in each case, unless earlier terminated as permitted by this Agreement (the “Term”). (c) Following the expiration of the [***] Royalty Term with respect to a given [***] Licensed Product and country, the license grant in Section 5.1 for such [***] Licensed Product and country shall automatically become fully paid-up, perpetual, irrevocable and royalty-free. 13.2 Termination for Material Breach; Insolvency. (a) If either Autolus or BioNTech is in material breach of any material obligation hereunder, then the non-breaching Party may give written notice to the breaching Party specifying the claimed particulars of such material breach, and if such material breach is not cured within [***] after the breaching Party’s receipt of such notice, or, if such breach (other than with respect to undisputed payments under this Agreement) is not capable of being cured within [***] after the breaching Party’s receipt of such notice, the non-breaching Party may terminate this Agreement immediately by giving written notice to the breaching Party to such effect provided that if the alleged breaching Party disputes in good faith the existence or materiality of a breach specified in a notice provided by the other Party, and such alleged breaching Party provides the other Party notice of such dispute within [***], then the other Party shall not have the right to terminate this Agreement under this Section 13.2(a) unless and until the dispute resolution process in accordance with Section 17.2, has determined that the alleged breaching Party has materially breached a material obligation under the Agreement and such Party has failed to cure such breach within [***] following such decision. (b) Autolus may terminate this Agreement on [***] written notice if BioNTech fails to pay Autolus the Upfront Payment when due and such failure to pay is not cured within such [***] period. (c) Either Autolus or BioNTech may terminate this Agreement on written notice if an Insolvency Event occurs in relation to the other Party. 13.3 Termination by BioNTech Without Cause. BioNTech may terminate this Agreement on a [***] Licensed Product-by-[***] Licensed Product basis or in its entirety (a) on [***] prior written notice to Autolus if the First Commercial Sale of a [***] Product has not occurred or (b) on [***] prior written notice to Autolus if the First Commercial Sale of a [***] Product has occurred. 14. EFFECTS OF TERMINATION. 14.1 Upon Termination. Upon termination, but not expiry, of this Agreement: (a) All licenses granted to BioNTech in respect of the [***] Licensed IP under Section 5.1 terminate; provided that upon termination of this Agreement for any reason, upon the request of any Sublicensee of BioNTech who is not then in breach of its sublicense agreement or the terms and conditions of this Agreement applicable to such Sublicensee, Autolus will enter into a direct license to such Sublicensee on the same terms as the relevant terms of this Agreement, taking into account any difference in license scope, territory and duration of sublicense grant;

50 (b) To the extent not prohibited by Applicable Law, BioNTech shall wind down any ongoing Clinical Trials with respect to any [***] Licensed Product in a manner and on a timeline reasonably determined by BioNTech and, in each case, consistent with BioNTech’s ethical obligations; (c) If applicable, BioNTech and its Affiliates and Sublicensees shall be entitled, during the [***] period following such termination, to sell any commercial inventory of such [***] Licensed Product which remains on hand as of the date of the termination, including any further Commercialization activities in connection with the same, and to continue the Manufacture of in-progress [***] Licensed Product, so long as BioNTech pays to Autolus the royalties applicable to such subsequent sales in accordance with the terms and conditions set forth in this Agreement; (d) Each Receiving Party shall return or destroy all Confidential Information of the Disclosing Party to the extent requested pursuant to Section 12.6; and (e) Solely if such termination was by Autolus pursuant to Section 13.2(b), the Obe-cel Revenue Interest payments set out in Section 7.5 shall terminate as of the effective date of termination. 14.2 BioNTech’s Options. Upon termination of this Agreement, to the extent that any MCSA Negotiation Period, Product Option Period, or Technologies Option Period have not expired, such periods shall expire with effect from the effective date of termination. 14.3 Survival. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Without limiting the foregoing, the provisions of [***]. 15. WARRANTIES AND COVENANTS 15.1 Warranties by Each Party. Each Party warrants to the other Party, as of the Effective Date that: (a) it is an entity duly organized, validly existing, and in good standing under the laws of its jurisdiction of formation; (b) it has full corporate power and authority to execute, deliver, and perform this Agreement, and has taken all corporate action required by law and its organizational documents to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement; (c) this Agreement constitutes a valid and binding agreement enforceable against it in accordance with its terms; (d) all consents, approvals and authorizations from all governmental authorities or other Third Parties required to be obtained by such Party in connection with this Agreement have been obtained other than any such consents, approvals and authorizations that may be required under Antitrust Laws, including the HSR Act, with respect to any Technologies Option, other option exercise or any other collaboration contemplated by this Agreement (including the MCSA and the Research and Development Collaboration Agreement); and (e) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not: (i) conflict with or result in a breach of any provision of its

51 organizational documents; (ii) result in a breach of any other agreement to which it is a party; or (iii) violate any Applicable Law. 15.2 Warranties by Autolus Except as disclosed in Schedule 15.2, Autolus warrants to BioNTech, as of the Effective Date that: (a) Except for those rights licensed to Autolus under the Upstream License Agreements, Autolus is the sole and exclusive owner of all of the Autolus IP and the Autolus IP is free from encumbrances; (b) Autolus has the right to grant to BioNTech the rights that Autolus purports to grant BioNTech hereunder, including the right to grant: the Product Options; exclusive licenses under the [***] Licensed IP, [***] Licensed IP and [***] Licensed IP; co-exclusive and non-exclusive licenses under the Activity Enhancement Licensed IP; non-exclusive licenses under the Safety Switch Licensed IP and non- exclusive internal research license under the Technologies Option IP to conduct the Evaluation, in each case subject to, and as further set out in, the terms of this Agreement; (c) Autolus has, prior to the Effective Date, obtained and provided BioNTech with true, accurate and complete copies of, all relevant consents and waivers from Third Parties, including [***] that enable Autolus to grant, as of the Effective Date (with regards to the [***] License and Obe-cel Revenue Interest and the non-exclusive internal research license under the Technologies Option IP to conduct the Evaluation) or anytime immediately after the Effective Date (with regards to each of the options within the Product Option and Technologies Option), the rights to BioNTech that are contemplated under this Agreement without any further action required to be taken; (d) to Autolus’s Knowledge, the Development, Manufacture and Commercialization of the [***], the Obe-cel Products, the Autolus Products, and the Option Products does not violate any license and does not infringe or misappropriate any intellectual property rights of any Third Party; (e) Autolus and its Affiliates have conducted, and to Autolus’s Knowledge, their respective consultants and subcontractors have conducted, all research, Development, Manufacture, and other Exploitation of the [***], the Obe-cel Products, the Autolus Products, and the Option Products in material compliance with all Applicable Law; (f) other than the Upstream License Agreements, there are no agreements or other arrangements to which Autolus or any of its Affiliates is a party relating to the Autolus IP that materially restrict (i) BioNTech’s ability to research, Develop, Manufacture, use, import, offer for sale, sell, have sold and otherwise Commercialize [***] Licensed Products or (ii) Autolus’s ability to research, Develop, Manufacture, use, import, offer for sale, sell, have sold and otherwise Commercialize the Autolus Products, the Obe-Cel Products or the Option Products; (g) neither Autolus nor any of its Affiliates are delinquent in any payment obligations to any Third Party, or engaged in any dispute with any Third Party, in each case, that, to Autolus’s Knowledge, would limit (i) BioNTech’s ability to research, Develop, Manufacture, use, import, offer for sale, sell, have sold and otherwise Commercialize [***] Licensed Products or (ii) Autolus’s ability to research, Develop, Manufacture, use, import, offer for sale, sell, have sold and otherwise Commercialize the Obe-cel Product, the Autolus Products, or the Option Products; (h) no claims, challenges, oppositions, nullity actions, interferences, inter-partes reexaminations, inter-partes reviews, post-grant reviews, derivation proceedings or other proceedings are

52 pending or, to Autolus’s Knowledge, have been threatened: (i) as to the Autolus Patents, including any seeking to invalidate or otherwise challenge the Autolus Patents; or (ii) asserting that Autolus is infringing or has misappropriated or otherwise is violating any Patent right, trade secret, or other proprietary right of any Third Party as would reasonably be expected to impair the ability of Autolus to fulfil any of its obligations or BioNTech to exercise any of its rights under this Agreement; (i) to Autolus’s Knowledge, no Third Party is infringing, misappropriating, or otherwise violating, or threatening to infringe, misappropriate or otherwise violate, the Autolus IP; (j) the inventions claimed, covered or encompassed by the Autolus IP (i) were not conceived, discovered, developed, invented, or otherwise made in connection with any research activities funded, in whole or in part, by the federal government of the United States (or any agency thereof) or the government of any other country, (ii) are not a “subject invention” as that term is described in 35 U.S.C. § 201(e), (iii) are not otherwise subject to the provisions of the Patent and Trademark Law Amendments Act of 1980, codified at 35 U.S.C. §§ 200-212, or any regulations promulgated pursuant thereto, including in 37 C.F.R. Part 401, (iv) in the case of clauses (ii) or (iii), are not subject to similar obligations or restrictions under the Applicable Law of any other country, and (v) are not the subject of any licenses, options or other rights of any Governmental Authority, within or outside the United States; (k) Schedule 15.2(k) contains all Autolus Patents that are Controlled by Autolus as of the Effective Date; (l) all issued Autolus Patents are subsisting, and to Autolus’s Knowledge, are not invalid or unenforceable, in whole or in part; (m) to Autolus’s Knowledge, (i) the Autolus Patents are being diligently prosecuted in the respective patent offices in the Territory in accordance with Applicable Law, (ii) Autolus has not taken any action that would render any invention claimed in the Autolus Patents unpatentable, and (iii) the Autolus Patents have been filed and maintained properly and correctly, and all necessary ownership and priority right assignments from named inventors to Autolus have been procured and timely filed and recorded with appropriate patent offices; (n) all required application, registration, maintenance, other related fees and renewal fees in respect of the Autolus Patents have been paid and all necessary documents and certificates have been filed with the relevant agencies for the purpose of obtaining or maintaining the Autolus Patents; (o) all current and former officers, employees, agents, advisors, consultants, contractors or other representatives of Autolus or any of its Affiliates who are inventors of or have otherwise contributed in a material manner to the creation or development of any Autolus IP have, where Applicable Law does not automatically vest such individual’s rights in Autolus, executed and delivered to Autolus or any such Affiliate a valid and enforceable written assignment or other agreement regarding the protection of proprietary information and the assignment to Autolus of any Autolus IP; (p) to Autolus’s Knowledge, no Person who claims to be an inventor of an invention claimed in an Autolus Patent is not identified as an inventor of such invention in the filed patent documents for such Autolus Patent; (q) to Autolus’s Knowledge, no dispute regarding inventorship, authorship, or ownership has been alleged or threatened with respect to any Autolus IP;

53 (r) Autolus and its Affiliates have taken commercially reasonable measures consistent with industry practices to protect the secrecy, confidentiality and value of all Autolus Know-How that constitutes trade secrets under Applicable Law, including by requiring all employees, consultants and subcontractors to execute binding and enforceable agreements requiring all such employees, consultants and subcontractors to maintain the confidentiality of all such Know-How; (s) there are no claims, judgements, settlements, litigations, suits, actions, disputes, arbitration, judicial or legal, administrative or other proceedings, or governmental investigations pending or, to Autolus’s Knowledge, threatened against Autolus or any of its Affiliates that could reasonably be expected to adversely affect or restrict the ability of Autolus to consummate or perform the transactions and obligations contemplated under this Agreement, or that would affect the Autolus IP, Autolus’s Control thereof, or the [***] Licensed Products, the Autolus Products, the Obe-Cel Products, or the Option Products; (t) Autolus is not in material breach of or material default under the Upstream License Agreements and has not taken or failed to take any action that with or without notice, lapse of time or both would constitute a material breach of or material default under the Upstream License Agreements; (u) the Upstream License Agreements, to Autolus’s Knowledge, are valid, binding, enforceable, and in full force and effect, subject to the effects of bankruptcy, insolvency, or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance, and general principles of equity (whether enforceability is considered a proceeding at law or equity); (v) Autolus has received no written notice regarding any material violation, breach, or default under the any Upstream License Agreements; (w) Autolus has not waived any rights under any Upstream License Agreements in a manner that would adversely affect in any material respect BioNTech’s rights hereunder; (x) the Upstream License Agreements are the only agreements under which Autolus receives rights under the Autolus IP, and Autolus has provided BioNTech with true, complete, and correct copies of each such Upstream License Agreement; and (y) [***] has, as required by [***], consented to [***] under this Agreement. 15.3 Warranties by BioNTech. BioNTech warrants to Autolus, as of the Effective Date that neither it, nor its Affiliates, develops, sells or manufactures tobacco products or makes the majority of its profits from the importation, marketing, sale or disposal of tobacco products. 15.4 Covenants. (a) Each Party hereby covenants that it shall not employ or use the services of any Person who is debarred under the United States Federal Food, Drug and Cosmetic Act or comparable laws in any other country or jurisdiction, in connection with the Exploitation of [***] Licensed Products (in the case of BioNTech) or the Exploitation of Obe-cel Products and Option Products (in the case of Autolus). If a Party becomes aware of the debarment or threatened debarment of any Person providing services to such Party (including the Party itself and its Affiliates, and any Autolus Licensees and Sublicensees (as applicable)) that directly or indirectly relate to activities under this Agreement, such Party shall [***] notify the other Party in writing.

54 (b) Autolus hereby covenants it shall not (1) [***], and (2) [***], unless [***]: (i) breach its obligations under any Upstream License Agreement in any way that results in, or would reasonably be expected to result in, the termination of such Upstream License Agreement; (ii) modify or amend any Upstream License Agreement in any way that would adversely affect BioNTech’s rights hereunder in any material respect, without BioNTech’s prior written consent, [***]. Following any modification or amendment to an Upstream License Agreement, Autolus shall provide BioNTech with a copy of the applicable modification to or amendment of the applicable Upstream License Agreement, [***]; (iii) terminate any Upstream License Agreement in whole or in part without BioNTech’s prior written consent, [***]; and (iv) within [***] after Autolus’s knowledge thereof, provide BioNTech with notice of and information relating to any alleged or suspected breach or default by Autolus or the other party(s) to the Upstream License Agreements that would adversely affect in any material respect Autolus or BioNTech or its rights hereunder and, following BioNTech’s request, reasonably consult with BioNTech before taking any action in relation to such alleged or suspected breach or default. (c) Each Party hereby covenants that it shall not, and shall not permit its Affiliates, Autolus Licensees (in the case of Autolus) or Sublicensees (in the case of BioNTech) or anyone acting on its or their behalf under this Agreement to grant or otherwise convey to any Third Party any rights that would be inconsistent with the other Party’s rights hereunder. (d) Neither Autolus nor its Affiliates shall grant any option, right or license to any Third Party under the Autolus IP in a manner that conflicts with any of the rights or licenses granted to BioNTech, or any obligations of Autolus, hereunder. (e) If Autolus receives notice of an alleged payment default by Autolus or its Affiliates under any Upstream License Agreement that Autolus does not cure within [***], Autolus hereby grants to BioNTech the right (but not the obligation) to: (i) [***]; and (ii) [***]. The foregoing shall not preclude any other right or action that BioNTech may have against Autolus for such breach of Section 15.4(b)(iv). (f) If Autolus has not obtained and provided to BioNTech prior to the Effective Date: (i) [***]; and (ii) [***], in each case ((i) and (ii)), then Autolus will [***]. In each case, [***]. 15.5 No Other Warranties. Except as expressly stated in this Article 15: (a) no representation, condition or warranty whatsoever is made or given by or on behalf of BioNTech or Autolus; and (b) all other conditions and warranties, whether arising by operation of law or otherwise, are hereby expressly excluded, including any conditions and warranties of merchantability, fitness for a particular purpose or non-infringement. 15.6 Upstream Obligations. Notwithstanding anything to the contrary in this Agreement, the licenses and rights granted hereunder are subject to those terms of the Upstream License Agreements that are set out in Schedule 15.6, and BioNTech will, and will procure that its Affiliates, Subcontractors and Sublicensees will, comply with such terms set forth in Schedule 15.6 to the extent applicable. Subject to the foregoing, and without limitation to any remedy that may be available to Autolus, if [***], then [***]. 15.7 Compliance.

55 (a) Compliance with Anti-Corruption Laws. In connection with this Agreement, the Parties shall comply with all applicable local, national, and international laws, regulations, and industry codes dealing with government procurement, conflicts of interest, corruption or bribery, including, if applicable, the U.S. Foreign Corrupt Practices Act of 1977, as amended (“FCPA”), the UK Bribery Act 2010, as amended, any laws enacted to implement the Organisation of Economic Cooperation and Development Convention on Combating Bribery of Foreign Officials in International Business Transactions, and any other applicable equivalent laws. Without limiting the foregoing, in performing its obligations under this Agreement, neither Party shall, directly or indirectly, pay any money to, or offer or give anything of value to, any Government Official, in order to obtain or retain business or to secure any commercial or financial advantage for any Party, including the other Party or for itself or any of their respective Affiliates or Autolus Licensees or Sublicensees (as applicable). (b) Prohibited Conduct. Without limiting the other obligations of the Parties set forth in this Section 15.7, each Party covenants to the other that, as of the Effective Date and in the performance of its obligations under this Agreement through the expiration or termination of this Agreement, such Party and, to its knowledge, its Affiliates and its and its Affiliates’ employees and contractors, in connection with the performance of their respective obligations under this Agreement, have not made, offered, given, promised to give, or authorized, and shall not make, offer, give, promise to give, or authorize, any bribe, kickback, payment or transfer of anything of value, directly or indirectly through Third Parties, to any Government Official for the purpose of (i) improperly influencing any act or decision of the Government Official, (ii) inducing the Government Official to do or omit to do an act in violation of a lawful or otherwise required duty, (iii) securing any improper advantage, or (iv) inducing the Government Official to improperly influence the act or decision of any organization, including any government or government instrumentality, to assist any Party in obtaining or retaining business. If, during the Term of this Agreement, either Party becomes aware that any Person acting on that Party’s behalf has engaged in any prohibited conduct pursuant to this Section 15.7(b) related to the performance of such Party’s obligations under this Agreement, then such Party will [***]; provided that, [***]. (c) Compliance with Export Control and Sanctions Laws. In connection with this Agreement, (i) the Parties shall comply with all applicable local, national, and international laws, and regulations regarding export controls, economic sanctions, trade embargoes, and anti-boycott matters including sanctions regulations administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), and the Office of Financial Sanctions Implementation in the United Kingdom, and (ii) except as permitted by applicable government license or authorization, each Party shall not engage in any direct or indirect transactions or dealings with (including export, reexport, or transfer of any items to) (1) any country or territory that is subject to an embargo by the U.S. government, European Union or the United Kingdom, or (2) any Person identified on, or fifty percent (50%) or more owned (individually or in the aggregate) by Persons identified on, any list of designated or prohibited parties maintained by the United States, the European Union or the United Kingdom or other applicable jurisdictions (including the List of Specially Designated Nationals and Blocked Persons, the Foreign Sanctions Evaders List, and the Sectoral Sanctions Identifications List, which are maintained by OFAC, and the Entity List, Denied Persons List, and Unverified List, which are maintained by the Bureau of Industry and Security of the U.S. Commerce Department). (d) Compliance with Data Protection Laws. In connection with this Agreement the Parties are independent Data Controllers (as defined in the EU GDPR and UK GDPR) in respect of the Personal Data provided by Autolus to BioNTech (the “Shared Personal Data”) and shall disclose, make available, transfer, store, use and process the Shared Personal Data in accordance with Applicable Data Protection Law. Without limiting the obligations of the Parties set forth in Applicable Data Protection Law, each Party covenants to the other that it shall: (i) provide such assistance to the other Party as is reasonably required to enable the other Party to comply with requests by patients to exercise their rights under, and

56 within the time limits imposed by, Applicable Data Protection Law; (ii) have in place throughout the term of this Agreement appropriate technical and organizational security measures to prevent the unauthorized or unlawful processing of the Shared Personal Data and the accidental loss or destruction of, or damage to, the Shared Personal Data, and to ensure a level of security appropriate to the harm that might result from such unauthorized or unlawful processing or accidental loss, destruction or damage and the nature of the Shared Personal Data to be protected; (iii) ensure that any transfer of the Shared Personal Data other than to the United Kingdom or within the European Economic Area is either to a country approved under the EU GDPR or UK GDPR as providing adequate protection, or that there are appropriate safeguards or binding corporate rules in place pursuant to the EU GDPR or UK GDPR, or one of the derogations for specific situations in the EU GDPR or UK GDPR applies to the transfer; and (iv) inform the other Party of any Personal Data Breach (as defined in the EU GDPR and UK GDPR) irrespective of whether there is a requirement to notify any applicable data protection authority or patients. 15.8 Compliance with Applicable Laws. (a) Autolus and BioNTech shall coordinate and cooperate fully with each other in mutually determining whether any filings or submissions pursuant to Antitrust Laws or Foreign Investment Laws in connection with the transactions contemplated hereby would be necessary, (b) if BioNTech determines that any such filings or submissions, including HSR Filings, are required with respect to BioNTech’s exercise of any Technologies Option, other option exercise, or any other collaboration contemplated by this Agreement (including but not limited to the MCSA and Research and Development Collaboration Agreement), then the Parties shall cooperate to make an HSR Filing within [***] (unless otherwise agreed to in writing by counsel for the Parties), and any other filings or submissions under other Antitrust Laws or Foreign Investment Laws [***], and (c) any information required to be provided under this Agreement by one Party to the other or to the JSC shall be subject to applicable Antitrust Laws relating to the exchange of competitively sensitive information. The Parties shall cooperate with one another to the extent necessary in the preparation of any such filings or submissions, shall consult and cooperate with each other in connection with obtaining HSR Clearance (if required) and all other required clearances under other Antitrust Laws or Foreign Investment Laws and shall [***] resolve [***] any objections that may be asserted by any applicable Governmental Authority with respect to the transactions notified in any such filings or submissions, including HSR Filings. Each Party shall be responsible for its own costs and expenses associated with any such filings. [***] shall be responsible for the filing fees associated with any such filings or submissions under Antitrust Laws or Foreign Investment Laws, including any HSR Filing. Notwithstanding any other terms of this Agreement, (i) if BioNTech, after coordinating and consulting with Autolus, determines that an HSR Filing is required with respect to BioNTech’s exercise of any Technologies Option, including the [***] Option or the [***] Option, no option exercise fee shall be payable until after the date of HSR Clearance with respect to the applicable disclosure and (ii) any such option exercise will not be effective prior to receipt of any approvals, non-disapprovals, or expirations or terminations of any applicable waiting period in jurisdictions (if any) where necessary filings or submissions pursuant to Antitrust Laws or Foreign Investment Laws are to be made. 15.9 Regulatory Efforts. (a) Cooperation for Antitrust/Foreign Investment approvals. Without limiting the foregoing, neither Autolus nor BioNTech, and none of their Affiliates, without the consent of the other Party, shall enter into any agreement with any Governmental Authority pursuant to which Autolus, BioNTech or any of their respective Affiliates, as applicable, agree not to consummate the transactions contemplated hereunder, withdraw any filing, or authorize the extension of any investigation, for any period of time. Each Party shall (i) notify the other [***] upon the receipt by it or any Affiliates of any communication from any Governmental Authority in connection with the transactions contemplated by this Agreement, (ii) permit the other to review in advance any proposed communication by either Party to any Governmental Authority, (iii) provide copies of all communications received from or provided to any

57 Governmental Authority in connection with the transactions contemplated by this Agreement; and (iv) provide advance notice of any meeting, whether in person or by telephone or video conference, with any Governmental Authority in connection with the transactions contemplated by this Agreement and, [***], allow the other to attend unless prohibited by such Governmental Authority. Each Party shall, and shall cause their Affiliates to, [***] collaborate in reviewing and commenting on in advance, provide information and providing such assistance as the other may reasonably request in connection with, and to consult the other on, any (proposed) filing, notification or submission made with, or (proposed) communication with, any Governmental Authority in connection with any filing, submission, investigation or inquiry in connection with the transactions contemplated by this Agreement; provided, however, that (1) a party may designate any competitively sensitive materials provided to the other as “outside counsel only,” and such materials and information shall be given only to outside counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, or directors of the recipient without the advance written consent of the party providing such materials, and (2) a party may redact such materials to comply with contractual arrangements, and address reasonable attorney-client or other established legal privilege concerns, to the extent they are not governed by a common interest privilege or doctrine. (b) Other Conduct Prior to Antitrust/Foreign Investment approvals. Notwithstanding anything to the contrary in this Agreement, this Section 15.9 and [***] does not require that either Party: (i) offer, negotiate, commit to, or effect, by consent decree, hold separate order, trust or otherwise, the sale, divestiture, license or other disposition of any capital stock, assets, rights, products or businesses of it or any of its Affiliates; (ii) agree to any restrictions on its or its affiliates’ business(es); or (iii) pay any amount or take any other action to prevent, effect the dissolution of, vacate, or lift any decree, order, judgment, injunction, temporary restraining order or other order in any suit or proceeding that would otherwise have the effect of preventing or delaying the transactions contemplated by this Agreement (collectively, an “Antitrust Remedy” or “Foreign Investment Remedy”), where such Antitrust Remedy or Foreign Investment Remedy would have a material effect on its ability to operate, exercise control or otherwise enjoy any part of its business(es), including any part of its business transferred or contemplated to be transferred by the transactions contemplated in this Agreement. (c) Outside Date for Any Antitrust/Foreign Investment Approvals. If any filings or submissions, including HSR Filings, are required under Antitrust Laws or Foreign Investment Laws with respect to BioNTech’s exercise of any Technologies Option, other option exercise, or any other collaboration contemplated by this Agreement (including but not limited to the MCSA and Research and Development Collaboration Agreement), for each such option or collaboration, the option exercise shall be deemed withdrawn or the collaboration abandoned if such option or collaboration has not become effective on the date that is [***] following the applicable option exercise date or execution of an agreement contemplated hereunder for failure to obtain the necessary approvals, non-disapprovals, or expirations or terminations of any applicable waiting period in jurisdictions where necessary filings or submissions pursuant to Antitrust Laws or Foreign Investment Laws are to be made (the “Option End Date”), unless agreed otherwise by the parties; provided, however, the rights under this Section 15.9(c) shall not be available to any Party whose breach of this Agreement has been a principal cause of or resulted in the failure of the effectiveness of the option or collaboration to occur on or before the Option End Date. 16. INDEMNIFICATION; LIABILITY 16.1 Indemnification by Autolus. Autolus shall indemnify BioNTech, its Affiliates, and their respective officers, directors, and employees (the “BioNTech Indemnitees”) from and against any and all liabilities, damages, losses, costs, fees, or expenses of any nature (including reasonable attorneys’ fees and litigation expenses) (“Losses”) incurred by or imposed upon the BioNTech Indemnitees or any of them in connection with any Claim to the extent arising or resulting from: (a) Autolus’s or any of its Affiliates’, (sub)licensees’ or contractors’ Exploitation of Obe-cel Product (including, for clarity, actual

58 or alleged infringement of any Third Party’s intellectual property); (b) the gross negligence or willful misconduct of Autolus or any Autolus Indemnitee; and (c) the material breach of any provision (including any representation or warranty) of this Agreement by Autolus; provided, that Autolus shall not be obliged to so indemnify the BioNTech Indemnitees for any Claims to the extent that BioNTech has an indemnification obligation to an Autolus Indemnitee under Section 16.2. 16.2 Indemnification by BioNTech. BioNTech shall indemnify Autolus, its Affiliates, their respective officers, directors, and employees (the “Autolus Indemnitees”) from and against any and all Losses incurred by or imposed upon the Autolus Indemnitees or any of them in connection with any Claim, in each case, to the extent arising or resulting from: (a) BioNTech’s, or any of its Affiliates’, Sublicensees’ or Subcontractors’ Development of a [***] Licensed Binder or a [***] Licensed Binder or Exploitation of [***] Licensed Products; (b) the gross negligence or willful misconduct of BioNTech or any BioNTech Indemnitee; or (c) the material breach of any provision of this Agreement by BioNTech; provided, that BioNTech shall not be obliged to so indemnify the Autolus Indemnitees for any Claims to the extent that Autolus has an indemnification obligation to a BioNTech Indemnitee under Section 16.1. 16.3 Indemnification Procedure; Settlement; Quantification. (a) If any of the BioNTech Indemnitees or Autolus Indemnitees (the “Indemnified Parties”) receives written notice of the commencement of any Claim, and such Indemnified Party intends to seek indemnification pursuant to this Article 16, then the Indemnified Party shall [***] provide BioNTech (if such Indemnified Party is a BioNTech Indemnitee) or Autolus (if such Indemnified Party is a Autolus Indemnitee) written notice of such Claim, and such Party shall provide the other Party (the “Indemnifying Party”) with written notice of such Claim within [***] of its receipt of notice from the Indemnified Party, stating the nature, basis and the amount thereof, to the extent known, along with copies of the relevant documents evidencing such Claim and the basis for indemnification sought. Failure of the Indemnified Party to give such notice within the time frame specified will not relieve the Indemnifying Party from its indemnification obligations hereunder, except to the extent that the Indemnifying Party is actually and materially prejudiced thereby. (b) The Indemnifying Party may assume the defense, appeal or settlement proceedings of the Indemnified Party against the Claim with counsel of its choice. The Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense, appeal or settlement proceedings of the Claim, and cooperate, and cause the individual indemnitees to cooperate, with the Indemnifying Party in the defense, settlement or compromise of such Claim. (c) In no event shall the Indemnifying Party compromise or settle any claim or suit in a manner which admits fault or negligence on the part of the Indemnified Parties without the prior written consent of the Indemnified Party. The Indemnified Party and the Indemnifying Party will act in good faith in responding to, defending against, settling or otherwise dealing with Claims. The Indemnified Party and the Indemnifying Party will also cooperate in any such defense, appeal or settlement proceedings, and give each other reasonable access to all information relevant thereto. Whether or not the Indemnifying Party has assumed the defense, appeal or settlement proceedings with respect to a Claim, such Indemnifying Party will not be obligated to indemnify the Indemnified Party for any settlement entered into or any judgment that was consented to without the Indemnifying Party’s prior written consent ([***]). 16.4 Insurance. Each Party shall maintain, at its own cost, insurance with respect to its activities and obligations under this Agreement in such amounts as are commercially reasonable in the industry for companies conducting similar business and shall require any of its Affiliates undertaking activities under this Agreement to do the same. BioNTech may fulfill the foregoing insurance obligations through self- insurance.

59 16.5 Special, Indirect and other Losses. Except for [***], neither Party nor any of its Affiliates shall be liable in contract, tort, negligence breach of statutory duty or otherwise for any special, indirect, incidental, punitive or consequential damages or for any economic loss or loss of profits suffered by the other Party, regardless of any notice of the possibility of such damages. 16.6 After-Tax Basis. All payments made under Section 16.1 and Section 16.2 shall be on an after-tax basis. “After-tax basis” shall mean that the amount payable pursuant to the indemnities given by the Parties under Section 16.1 and Section 16.2 will be calculated in such a manner as will ensure that, after taking into account: (a) the amount of any Tax payable by the Indemnified Party as a result of the payment being subject to Tax in the hands of the Indemnified Party (or would be subject to Tax but for a relief (save for any relief described in (b))); and (b) all reliefs that arise to the Indemnified Party in respect of either that Tax or a matter giving rise to the payment, the Indemnified Party is in the same position as it would have been in if the matter giving rise to the payment had not occurred. 17. GOVERNING LAW AND DISPUTE RESOLUTION 17.1 Governing Law. This Agreement is governed by, and will be interpreted in accordance with, the substantive laws of [***] without giving effect to any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. The provisions of the United Nations Convention on Contracts for the International Sale of Goods are expressly excluded. 17.2 Dispute Resolution. In the event of any disputes, controversies or differences between the Parties, arising out of, in relation to, or in connection with this Agreement, including any alleged breach of this Agreement or any issue relating to the formation, scope, validity, construction, interpretation, enforceability, breach, performance, application, or termination of this Agreement a (“Dispute”), then upon the written request of either Party, the Parties agree to a meeting of the appropriate subject matter expert at each Party, and discuss in good faith an amicable resolution thereof. If the Dispute is not resolved within [***] following the written request for amicable resolution, then either Party may then escalate the matter to the [***]. If [***] cannot resolve the Dispute within [***] following escalation thereto for amicable resolution, and a Party wishes to pursue the matter, it may commence litigation. The Parties irrevocably and unconditionally submit to the exclusive jurisdiction of the courts in [***] for the resolution of all Disputes. 17.3 Patent Disputes. As between the Parties, notwithstanding anything herein to the contrary, any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any Patent shall [***]. With respect to any Patent issues related to the enforceability or validity of a Patent, [***]. 17.4 Specific Performance. The Parties agree that irreparable damage may occur if [***] this Agreement was not performed in accordance with the terms thereof and that each Party may seek specific performance of the terms thereof, in addition to any other remedy to which it is entitled at law or in equity. It is therefore agreed that each Party may seek a temporary, preliminary, or permanent injunction or injunctions to prevent breaches of [***] this Agreement, without posting any bond or other undertaking, in addition to any other remedy to which they are entitled at law or in equity, and if any action should be brought in equity to enforce any of the provisions of [***] this Agreement, the other Party shall not raise the defense that there is an adequate remedy at law. 18. GENERAL PROVISIONS 18.1 Assignment.

60 (a) Neither Party may assign or transfer this Agreement or its rights and obligations under this Agreement without [***], except that, and without prejudice to Section 18.1(b) (a) [***] this Agreement or its rights and obligations under this Agreement [***] without [***]; and (b) [***] this Agreement [***] without [***]; provided that [***] this Agreement [***] and this Agreement [***]. The assigning Party shall provide the other Party with [***] written notice of any such assignment. Any permitted assignee shall assume all obligations of its assignor under this Agreement ([***]). Any attempted assignment in contravention of the foregoing is void. This Agreement is binding upon and inures to the benefit of the Parties hereto and their respective successors and permitted assigns. (b) Autolus may: (i) enter into an Obe-cel Product Transaction at any time, provided that [***] in accordance with the terms of the foregoing Section 18.1(a), Autolus shall [***] pursuant to which [***]; (ii) subject to [***], enter into an Option Product or Next Gen Option Product Transaction at any time, provided that, [***] in accordance with the terms of the foregoing Section 18.1(a), Autolus shall [***] pursuant to which [***]; (iii) enter into a [***] Transaction at any time, provided that, [***] in accordance with the terms of the foregoing Section 18.1(a), Autolus shall [***]; and (iv) enter into a Technologies Option Transaction at any time, provided that, [***] in accordance with the terms of the foregoing Section 18.1(a) [***], Autolus shall [***]. For clarity, [***]. 18.2 Force Majeure. No Party shall be liable for delay or failure in the performance of any of its obligations hereunder if such delay or failure is due to a cause beyond the reasonable control of a Party, including acts of God, fires, floods, earthquakes, acts of war, terrorism, or civil unrest, or hurricane or other inclement weather, explosions, embargoes, epidemics, pandemics, quarantines, or any other event similar to those enumerated above (“Force Majeure”); provided, that the affected Party [***] notifies the other Party, and provided further that the affected Party shall [***] avoid or remove such causes of non- performance and to mitigate the effect of such occurrence, and shall continue performance with the utmost dispatch whenever such causes are removed. Such excuse from liability will be effective only to the extent and duration of the Force Majeure event causing the failure or delay in performance and provided that a Party has not caused such events to occur. When such circumstances arise, the Parties shall [***]. 18.3 Extension to Affiliates. Without prejudice to the provisions of any Section in this Agreement that explicitly refers to a Party’s Affiliates, the Parties agree that any Affiliates of a Party may exercise any of the rights granted to such Party in this Agreement or perform any of such Party’s obligations in this Agreement provided that such Party shall be responsible for the performance of any of its obligations that are performed by its Affiliates. 18.4 Severability. Should one (1) or more of the provisions of this Agreement become invalid or unenforceable as a matter of law, then this Agreement shall be construed as if such provision were not contained herein and the remainder of this Agreement shall be in full force and effect, and the Parties will [***] substitute for the invalid or unenforceable provision a valid and enforceable provision that conforms as nearly as possible with the original intent of the Parties. 18.5 Waivers and Amendments. The failure of any Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right

61 or excuse a similar subsequent failure to perform any such term or condition by the other Party. No waiver shall be effective unless it has been given in writing and signed by the Party giving such waiver. No provision of this Agreement may be amended or modified other than by a written document signed by authorized representatives of each Party. 18.6 Relationship of the Parties. It is expressly agreed that the Parties shall be independent contractors and that the relationship between the Parties shall not constitute a partnership, joint venture or agency. Neither Party shall have the authority to make any statements, representations or commitments of any kind or to take any action that will be binding on the other Party without the prior written consent of the other Party to do so. All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such first Party. The Parties (and any successor, assignee, transferee, or Affiliate of a Party) shall not treat or report the relationship between the Parties arising under this Agreement as a partnership for tax purposes, unless required by Applicable Law. 18.7 Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when: (a) delivered by hand (with written confirmation of receipt); (b) when received by the addressee, if sent by an internationally recognized overnight delivery service (receipt requested), or (c) delivered by electronic mail followed by delivery via either of the methods set forth in Section 18.7(a) or Section 18.7(b), in each case, to the appropriate addresses set forth below (or to such other addresses as a Party may designate by notice): If to Autolus: Autolus Limited and Autolus Holdings (UK) Limited The Mediaworks 191 Wood Lane London England W12 7FP Attn: General Counsel Email: [***] with a copy to: Cooley LLP 11951 Freedom Drive One Freedom Square Reston Town Center Reston, VA 20190-5656 Attn: [***] Telephone: [***] Email: [***]

62 If to BioNTech: BioNTech SE An d. Goldgrube 12, 55131 Mainz, Germany Attn: [***] Email: [***] with a copy to: [***] Attn: [***] Email: [***] 18.8 Further Assurances. BioNTech and Autolus each hereby covenant and agree, without the necessity of any further consideration, to execute, acknowledge and deliver any and all such other documents and take any such other action as may be reasonably necessary to carry out the intent and purposes of this Agreement. 18.9 Compliance with Law. Each Party shall perform its obligations under this Agreement in accordance with all Applicable Laws. No Party shall, or shall be required to, undertake any activity under or in connection with this Agreement which violates, or which it believes, in good faith, may violate, any Applicable Law. 18.10 No Third Party Beneficiary Rights. Except for the rights of Sublicensees under Section 14.1(a), the provisions of this Agreement are for the sole benefit of the Parties and no other Person or entity shall have any right or claim against either Party by reason of these provisions or be entitled to enforce any of these provisions against either Party (including under the Contracts (Rights of Third Parties) Act 1999). The rights of the Parties to amend this Agreement are not subject to the consent of any other Person. 18.11 English Language. This Agreement is written and executed in the English language. Any translation into any other language shall not be an official version of this Agreement and, in the event of any conflict in interpretation between the English version and such translation, the English version shall prevail. All notices and other communications given under this Agreement shall be in the English language. 18.12 Interpretation. In this Agreement, unless otherwise specified: (a) “includes” and “including” shall mean respectively includes and including without limitation; (b) “hereof,” “herein,” and “herewith,” and words of similar import, shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; (c) “in writing” or “written” includes any mode of reproducing words in a legible and non-transitory form, including emails and faxes, unless another form is prescribed by Applicable Law; (d) “or” is disjunctive but not necessarily exclusive; (e) a Party includes its permitted assignees or the respective successors in title to substantially the whole of its undertaking; (f) a statute or statutory instrument or any of their provisions is to be construed as a reference to that statute or statutory instrument or such provision as the same may have been or may from time to time hereafter be amended or re-enacted in accordance with any requirements with respect to such amendment or re-enactment; (g) words denoting the singular shall include the plural and vice versa and words denoting any gender shall include all genders; (h) the Exhibits, Schedules and other attachments

63 form part of the operative provision of this Agreement and references to this Agreement shall, unless the context otherwise requires, include references to the Exhibits, Schedules and attachments; (i) the headings in this Agreement are for information only and shall not be considered in the interpretation of this Agreement; (j) general words shall not be given a restrictive interpretation by reason of their being preceded or followed by words indicating a particular class of acts, matters or things; (k) the word “any” shall mean “any and all” and (l) “shall” has the same meaning as “will” wherever referenced, and vice versa. The Parties agree that the terms and conditions of this Agreement are the result of negotiations between the Parties and that this Agreement shall not be construed in favor of or against any Party by reason of the extent to which any Party participated in the preparation of this Agreement. 18.13 Expenses. Except as otherwise expressly provided in this Agreement, each Party shall pay the fees and expenses of its respective lawyers and other experts and all other expenses and costs incurred by such Party incidental to the negotiation, preparation, execution and delivery of this Agreement. 18.14 Entire Agreement. This Agreement, together with its Schedules, sets forth the entire agreement and understanding of the Parties as to the subject matter hereof and supersedes all proposals, oral or written, and all other prior communications between the Parties with respect to such subject matter, including, for clarity, the confidentiality agreement entered into by [***] dated [***]. Each Party acknowledges that in entering into this Agreement it does not rely on, and shall have no remedies in respect of, any statement, representation, assurance or warranty (whether made innocently or negligently) that is not set out in this Agreement. Each Party agrees that it shall not have any claim for innocent or negligent misrepresentation based on any statement in this Agreement. In the event of any inconsistency between the terms of this Agreement and the pharmacovigilance agreement entered into pursuant to Section 5.12(b) the terms of this Agreement shall prevail and govern, except to the extent such conflicting terms relate directly to the pharmacovigilance responsibilities of the Parties (including the exchange of safety data), in which case the terms of the pharmacovigilance agreement shall prevail and govern. 18.15 Counterparts. This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile or electronically transmitted signatures (including .pdf) and such signatures shall be deemed to bind each Party hereto as if they were original signatures. 18.16 Cumulative Remedies. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law. [***]

SIGNATURE PAGE TO LICENSE AGREEMENT IN WITNESS WHEREOF, the Parties intending to be bound have caused this Agreement to be executed by their duly authorized representatives as of the Execution Date. BIONTECH SE By: /s/ Ryan Richardson Name: Ryan Richardson Title: Management Board Member and Chief Strategy Officer By: /s/ Sierk Poetting Name: Sierk Poetting Title: Management Board Member and Chief Operating Officer AUTOLUS LIMITED By: /s/ Christian Itin Name: Christian Itin Title: Chief Executive Officer AUTOLUS HOLDINGS (UK) LIMITED By: /s/ Christian Itin Name: Christian Itin Title: Chief Executive Officer

SCHEDULE 1.8 ACTIVITY ENHANCEMENT LICENSED TECHNOLOGY [***]

SCHEDULE 1.27 AUTO1/22 PRODUCT [***]

SCHEDULE 1.29 AUTO6NG PRODUCT [***]

SCHEDULE 1.30 [***] PRODUCT [***]

SCHEDULE 1.36 BASEBALL ARBITRATION [***]

SCHEDULE 1.38 [***] LICENSED BINDER [***]

SCHEDULE 1.60 [***] LICENSED BINDERS [***]

SCHEDULE 1.61 [***] LICENSED BINDERS [***]

SCHEDULE 1.152 OBE-CEL PRODUCT [***]

SCHEDULE 1.191 SAFETY SWITCH [***]

SCHEDULE 1.227 [***] LICENSED BINDER [***]

SCHEDULE 1.228 [***] LICENSED BINDER [***]

SCHEDULE 3.1 MANUFACTURING AND COMMERCIAL SERVICES AGREEMENT TERMS [***]

SCHEDULE 3.1(B) PROCESS TIMELINES [***]

SCHEDULE 4.4(A) PRODUCT AGREEMENT TERMS [***]

SCHEDULE 6.2 TRANSFERRED MATERIALS [***]

SCHEDULE 6.5 FORM TECHNOLOGIES LICENSE AGREEMENT

SCHEDULE 15.2 AUTOLUS DISCLOSURES [***]

SCHEDULE 15.2(K) AUTOLUS PATENTS [***]

SCHEDULE 15.6 UPSTREAM OBLIGATIONS [***]